UNITED STAES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __)

                           Filed by Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                       [ X ] Preliminary Proxy Statement
       [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                      [ ] Definitive Additional Materials
              [ ] Soliciting Material Pursuant to Sec. 240.14a-12

                              THE DENALI FUND INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


               Payment of Filing Fee (Check the appropriate box):

                             [ X ] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


1)   Title of each class of securities to which transactions applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:

              [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:

[GRAPHIC OMITTED]                                           The Denali Fund Inc.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302


___________, 200_

Dear Stockholders,

You are cordially invited to attend a Special Meeting of Stockholders of The Denali Fund Inc. (the "Fund") which will be held on ______________, 2008 at 9:00 a.m. Mountain Standard Time (local time), at 2344 Spruce Street, Suite A, Boulder Colorado, 80302. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

The Fund's board of directors (the "Board"), including the independent directors, are asking you to approve significant, and we believe, positive changes to the Fund. The enclosed Notice of Special Meeting outlines all of the items for you to consider and vote upon. This proxy statement gives details about each proposal and should be carefully read and considered before you vote.

First and foremost, you are being asked to approve new investment advisory agreements for the Fund. This proxy statement includes a unanimous recommendation by the Board to approve investment advisory agreements with Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") (together, the "Advisers"). The Advisers will be co-advisers to the Fund. Approval of the advisory agreements will increase the advisory fees currently paid by the Fund. The fee increase is explained in the enclosed proxy statement. The Advisers presently act as interim advisers to the Fund and also manage two other closed-end investment companies, the Boulder Growth & Income Fund and the Boulder Total Return Fund.

Second, you are being asked to vote to eliminate the Fund's current investment objective and reclassify its new investment objective as "non-fundamental". The proposed investment objective is "total return consistent with dependable, but not assured, cash flow". The Board believes the new investment objective will position the Fund to provide dependable, but not assured, cash flow to support stockholders' living expenses and cash needs. The Fund can be a ready and less expensive alternative to other possible sources of steady cash flow such as variable annuities, reverse mortgages, and viatical and life insurance settlements.

Third, you are being asked to vote to eliminate the Fund's fundamental policy of concentrating its investments in the U.S. real estate industry. The Board believes this fundamental policy is restrictive and hinders opportunities for the Fund's stockholders because it limits the Fund's ability to take advantage of opportunities in changing markets.

Fourth, you are being asked to approve changing the Fund's charter to allow certain Maryland-governed actions to be taken by written consent of a majority of the outstanding shares. This proposal is intended to reduce the potential expense of certain administrative matters and again provide the Fund more flexibility in managing its day-to-day business affairs.

Finally, you are being asked to make a change to the Fund's "level-rate dividend policy". Although, at its inception, the Fund adopted a level-rate dividend policy, the proposal contemplates increasing the rate at which the Fund makes distributions under the policy.

We hope you plan to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. AT YOUR EARLIEST CONVENIENCE, WE ASK THAT YOU PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET TO CAST YOUR VOTE AT THE MEETING. [Insert ProxyVote Information]

Sincerely,



Joel W. Looney

Chairman of the Board of Directors, The Denali Fund Inc.

[GRAPHIC OMITTED]                                           The Denali Fund Inc.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         To Be Held on [_________], 2008

To the Stockholders:

     Notice is hereby given that a special meeting of stockholders (the "Special Meeting") of The Denali Fund Inc. (the "Fund"), a Maryland corporation, will be held at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 at 9:00 A.M. Mountain Standard Time, on ______________, 2008 for the following purposes:

     1. To approve or disapprove the proposed investment advisory agreement with Boulder Investment Advisers, L.L.C. ("BIA") (Proposal 1);

     2. To approve or disapprove the proposed investment advisory agreement with Stewart Investment Advisers ("SIA") (Proposal 2);

     3. To approve or disapprove changing the Fund's investment objective and reclassifying the investment objective as non-fundamental (Proposal
          3);

     4. To approve or disapprove elimination of the Fund's fundamental policy of investing greater than 25% of its total assets in the real estate industry (Proposal 4);

     5. To approve or disapprove an amendment to the Fund's Charter to permit a majority of the Fund's stockholders to effect certain actions by written consent (Proposal 5);

     6. To approve or disapprove a level-rate dividend policy for the Fund (Proposal 6); and

     7. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of the Fund has fixed the close of business on _______, 2008, as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof. This Proxy Statement, Notice of Special Meeting, and proxy card are first being mailed to stockholders on or about __________, 2008.


                                  By Order of the Board of Directors,

                                  /s/ Stephanie Kelley

                                  STEPHANIE KELLEY
                                  Secretary

_______________, 200_

--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZED PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE
RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


            Registration                                               Valid Signature


            Corporate Accounts
            (1)  ABC Corp.                                             ABC Corp.
            (2)  ABC Corp.                                             John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer                     John Doe
            (4)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee


            Trust Accounts
            (1)  ABC Trust                                             Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe


            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                 John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                         John B. Smith, Jr., Executor


[GRAPHIC OMITTED]                                           The Denali Fund Inc.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302


         QUESTIONS & ANSWERS REGARDING THE SPECIAL MEETING AND PROPOSALS



Question 1: Why did you send me this booklet?

Answer: This booklet was sent to you because you own shares, either directly or beneficially, of The Denali Fund Inc. (the "Fund") as of _______, 2008, which is the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof. The Board of Directors (the "Board") of the Fund urges you to review the information contained in this booklet before voting on the Proposals that will be presented at the Special Meeting.

Question 2: What is changing in the Fund?

Answer: The Fund is proposing to move in a new direction - changing its investment advisers, its investment objective and certain investment policies, as well as proposing changes to the Fund's governing documents and "level-rate distribution policy". These changes follow on the heels of a recent change in control of the Fund's ownership and management and a name change from the "Neuberger Berman Real Estate Income Fund Inc." to "The Denali Fund Inc." along with a change in its ticker symbol to "DNY" and changes in certain documents governing the Fund and the activities of the Board, including the Fund's committee charters. The proposed changes are based on extensive review and consideration of proposals by the Fund's management ("Management") and the Board to better serve the Fund's stockholders over the long-term.

Question 3: How does the Board recommend I vote?

Answer: The Board, including all of the directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors), has unanimously recommended that stockholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

Question 4: Who are the Fund's proposed new investment advisers?

Answer: The Board, including separate consideration by the Independent Directors, has unanimously approved and recommends that stockholders approve
investment  advisory   agreements  (the  "Advisory   Agreements")  with  Boulder
Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") (together the "Advisers"). If the Advisory Agreements are approved by stockholders, the Advisers will act as co-advisers to the Fund. Both Advisers are controlled by trusts and entities affiliated with the family of Stewart R. Horejsi. The Lola Brown Trust No. 1B, a trust also affiliated with the Horejsi family (the "Trust"), owns [70.6]% of the Fund's outstanding common stock. The Trust and the other entities affiliated with the Horejsi family are often referred to in this proxy as the "Horejsi Affiliates". The Advisers also provide investment advisory services to two other closed-end investment companies:
Boulder Total Return Fund, Inc. (NYSE:BTF) and Boulder Growth & Income Fund, Inc. (NYSE:BIF).

The Advisers began providing advisory services to the Fund on an interim basis beginning on October 26, 2007, following termination of the Fund's relationship with its then investment adviser, Neuberger Berman Management, Inc., and
Neuberger Berman LLC, the Fund's then investment sub-adviser (together "Neuberger Berman"). Under Securities and Exchange Commission ("SEC") rules, the Advisers may provide advisory services to the Fund on an interim basis for a period of up to 150 days before the Fund's stockholders are required to vote on a new investment management contract.

Question 5: Will the Fund's expenses be affected by the Advisory Agreements?

Answer: Yes. As proposed, the Advisers would be paid an investment advisory fee of 1.25% on the Fund's total assets less liabilities (the "Proposed Fee"). For purposes of calculating the total assets, the liquidation value of the Fund's preferred shares outstanding is not considered a "liability". The Fund currently pays an interim advisory fee of 0.28% (after taking fee waivers into consideration). Thus the Proposed Fee results in a net increase in the advisory fee of 0.98%. Given that the Proposed Fee will increase significantly versus the Fund's current advisory fee, after taking into consideration changes in other expense items, the annual expense ratio will increase from its previous rate of ___% annually to approximately ___% annually.

Question 6: What are the Fund's current and proposed new investment objectives?

Answer: The Fund's present investment objective is "high current income" and its secondary objective is "capital appreciation". The present investment objective is "fundamental" and cannot be changed without the approval of the holders of a majority of the outstanding common and preferred shares voting as a single class, and the holders of a majority of the outstanding preferred shares voting as a separate class.

If stockholders approve Proposal 3, the Fund's current investment objective would be changed to "total return consistent with dependable, but not assured, cash flow", and, going forward, the Fund's investment objective would be "non-fundamental", meaning that the Board can change the objective without submitting the change to stockholders for approval. The new investment objective contemplates managing the Fund's portfolio in a manner that seeks total return through long-term capital appreciation and income from dividends and interest, and providing a distribution of consistent and dependable cash flow in a manner that takes advantage of favorable tax treatment of dividends, long term capital gains and return of capital.

Question 7: What does the proposed change in objective mean for the Fund?

Answer: The new investment objective will be geared toward investors seeking regular cash flow in addition to potential long-term appreciation of their assets. Distributions may be made up of long-term capital gains, return of paid-in capital, and possibly (although anticipated to a lesser extent) dividends, interest and realized short-term gains in excess of Fund expenses. The Advisers will strive to make distributions, manage the Fund, and invest in a manner that minimizes the taxable impact on the Fund's stockholders. To accomplish this, the Fund will generally invest in a portfolio (consistent with the Fund's non-diversified status) of reasonably priced companies with sound fundamentals and long-term growth expectations. The Advisors will typically buy and hold these companies for the long-term. Holding for the long-term allows for compounded growth and also for deferring taxes into the future on unrealized gains. From time to time, the Fund will also sell its "disappointments" to raise cash to fund distributions (and reap beneficial tax-loss characteristics), but expects to retain its winners. In short, the Fund won't pull the flowers and water the weeds.

The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings may be used to fund distributions to stockholders or further the investment objectives of the Fund.

Question 8: What types of securities will the Fund invest in under the new objective?

Answer: In the near term, the Fund will invest primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts ("REITs") and regulated investment companies under the Code (as defined below) ("RICs"). The Fund may also invest in fixed income securities such as U.S. government securities, preferred stocks and bonds. Although the Fund expects to invest primarily in securities of U.S.-based companies, it may invest without limitation in foreign equity securities and sovereign debt, in each case denominated in foreign currency. At its meeting on October 26, 2007, the Board eliminated the Fund's non-fundamental policy regarding a 10% limit on investments in foreign securities.

In the near term, the Advisers intend to focus on securities issued by companies in the financial services industry. These companies would include, but not be limited to, savings and banking institutions, mortgage banking institutions, real estate investment trusts, consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, investment advisory firms and financial conglomerates, and holding companies of any of these companies.

The Fund will not necessarily be a "large-cap", "mid-cap" or "anything-cap" fund since the Advisers believe it is unwise to restrict investments to any particular size company. When the Fund makes an investment in a common stock, it may take large positions consistent with its status as a "non-diversified" investment company. It is also likely hold on to its investments for a long time. There are two reasons for this: When investing for value, a good investor will patiently hold a company to allow it to do what it's supposed to do - earn money and grow. And the longer stockholders hold their investment without selling, the longer they defer paying taxes on any gains. Since the Trust owns such a large stake in the Fund, the Advisers are not apt to invest in anything the Trust would not buy for itself. In the long run, the Advisers think that flexibility and value-type investing will produce the best overall total return.

Question 9: Why has the Board proposed the elimination of the Fund's fundamental policy of concentrating its investments in the U.S. real estate industry?

Answer: The Advisers prefer to avoid fundamental policies that might force the Fund to invest in a particular industry, as it limits the Fund's ability to take advantage of opportunities in changing markets, especially if the policy forces the Fund to stay substantially invested in an industry that is fully priced and might not be expected to perform well. "Fundamental policies" are those requiring stockholder approval to change. With respect to the Fund's current policy of investing in the real estate industry, the Advisers believe that many REITs are fully priced and it is important for the Fund to take defensive measures to avoid losses if the REIT market takes a downturn as it did toward the end of this past summer. Recently, investments that are constrained to the U.S. real estate industry (e.g., real estate companies, builders, mortgage companies, etc.) have undergone a significant shift. As proposed, the Fund would no longer be mandated to invest more than 25% of its assets in the "real estate industry" and would be prohibited from investing more than 25% of its assets in any industry. As mentioned above, if Proposal 4 is approved, in the near term, the Advisers expect to focus more on the financial services companies as the Advisers believe they presently present more value opportunities than other companies.

Question 10: Why has the Board proposed an amendment to the Fund's charter (Proposal 5)?

Answer: The Board has proposed that the Fund's charter (the "Charter") be amended so that a majority of stockholders may provide written consent to cause actions which otherwise require a special or annual meeting and a vote of all the stockholders. The Board believes that such an amendment will facilitate more efficient management of the Fund by giving it greater flexibility to manage its activities as permitted under Maryland law. Proposal 5 would only impact certain of the Fund's operations under state law. It would not affect the voting requirements set forth under federal securities laws (i.e., 1940 Act). Thus, for example, approval of the Advisory Agreements or changing the concentration policy would still require approval by a majority of the outstanding shares at an annual or special meeting of stockholders (as required under the 1940 Act); whereas, amending the Charter to change the size of the Board, for example, would not. Since the Trust owns 70.6% of the Fund's outstanding common shares, if Proposal 5 is approved, the Trust will, by written consent, be able to effect most any change which requires a stockholder vote under Maryland law. Under Maryland law, any action taken by written consent would require prompt written notice to stockholders of the action taken.

Question 11: Will my dividend be affected by the proposed changes?

Answer: Under its most recent registration statement filed with the SEC, the Fund has adopted a "Level-Rate Dividend Policy" which is designed to provide common stockholders with regular monthly cash distributions at a fixed rate per common share based on the projected performance of the Fund, subject to adjustment. Presently, under this policy the Fund pays distributions of $0.115 per month or approximately 6% of its net asset value ("NAV"). [On September 27, 2007, the Fund announced a monthly distribution of $0.115 per share payable the last day of October, November and December of 2007].[Note that there may be another dividend announcement before the proxy is filed so the previous sentence may have to be changed]. Proposal 6 of this Proxy Statement asks stockholders to approve a policy such that the distribution rate would be 12% of the Fund's net asset value on an annual basis, subject to the Board's right to suspend, modify or terminate the policy at any time (the "Proposed Dividend Policy"). The Board will review the distribution rate under the Proposed Dividend Policy at its regularly scheduled meetings and, in the future, may take action to increase, decrease, suspend, or terminate the policy in its discretion.

Question 12: What's the difference between the Fund's current "level-rate" or "level" dividend policy and a "managed distribution policy"?

Answer: Both "level-rate" and "managed" distribution policies contemplate regular monthly cash distributions. However, under a "level-rate" policy, in addition to the regular distributions the Fund has made during the calendar year, the Fund must also make an additional distribution of its net realized long-term capital gains. In contrast, under a "managed" distribution policy (with respect to which the Fund would have to seek and obtain exemptive relief from the Securities and Exchange Commission ("SEC")), the Fund would allocate its net realized capital gains among the monthly distributions made during the year, thus avoiding or mitigating the year-end distribution. The important difference here is that, if the Fund has significant net realized capital gains year to year, a "level-rate" dividend policy would likely have the effect of diminishing the size of the Fund more rapidly than a "managed" distribution policy. Shrinking the Fund could result in an increased expense ratio. Under a "level-rate" policy, all dividends paid during the year can only consist of current income and return of capital.

Question 13: Does the Fund need to obtain exemptive relief from the Securities and Exchange Commission ("SEC") in order to continue or amend its level-rate dividend policy?

Answer: Exemptive relief from the SEC is not required in order to continue or change the level-rate dividend policy. The Advisers have applied to the SEC for exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act which would give the Fund the option of continuing its distribution policy, but avoid its having to make the year-end net capital gains distribution. Section 19(b) of the 1940 Act limits an investment company's ability to make multiple distributions of net realized long-term capital gains each year, subject to certain exceptions contained in Rule 19b-1. Historically, investment companies that wished to implement a managed distribution policy requiring multiple capital gain distributions per year routinely received exemptive relief from Section 19(b). However, as of the date of this Proxy Statement, the SEC has not responded either favorably or unfavorably to the Advisers' request for exemptive relief originally filed in 2004 and amended in January 2007. It is generally believed that the SEC has imposed a moratorium on granting this type of request for exemptive relief over concerns that inadequate disclosures by investment companies regarding sources of distributions (e.g., net investment income, net long-term capital gain, return of capital) have resulted in fund investors not understanding that distributions may include a return of capital and do not necessarily represent a dividend yield.

Question 14: Why is the Fund amending its current level distribution policy and what advantages does this provide for stockholders?

Answer: A level-rate dividend policy allows a fund to provide a regular, periodic (but not assured) distribution to its common stockholders which is not dependent on the amount of income earned or capital gains realized by the fund. An equity fund, such as the Fund, is designed for investors to participate in a professionally managed portfolio of equity investments. Over the long-term, equity investments have historically provided higher total returns than fixed income investments such as bonds. However, unlike most fixed income funds, which pay stockholders a regular dividend based on the fund's investment income, equity funds generally pay only one dividend per year consisting of a relatively small amount of net investment income and any net realized capital gains. A level-rate dividend policy permits a fund to distribute a predetermined monthly amount, regardless of when or whether income is earned or capital gains are realized. However, the practice of making distributions that exceed income earned or capital gains realized can result in the Fund making distributions that consist of a return of capital. A level-rate dividend policy recognizes that many investors are willing to accept the potentially higher asset volatility of equity investments, but would prefer that a consistent level of cash distributions are available to them each month for retirement, reinvestment or other purposes of their choosing.

Furthermore, the Fund historically has traded at a discount to its NAV. In recent years, managed and level-rate distribution policies appear to have been effectively used to narrow trading discounts for closed-end funds. The Board believes that the Proposed Dividend Policy could have a similar effect on the Fund's discount. Of course there can be no assurance that the Proposed Dividend Policy will narrow the Fund's discount or, if this does occur, that it will persist over the long term.

Question 15: Why are you seeking stockholder approval of an amendment to the level-rate dividend policy which the Board can amend independently?

Answer: The Board wants to make sure it understands and respects the needs and wishes of its stockholders. The Board believes that there is significant demand for investments that can provide an alternative to traditional sources for regular, periodic distributions. Under the Proposed Dividend Policy, the Fund can provide retirement-aged and other stockholders seeking regular distributions an opportunity to diversify their portfolio of investments beyond traditional annuities and other fixed payout instruments. Giving stockholders the opportunity to voice their opinion on this should confirm what the Fund's stockholders truly want.

Question 16: What are the primary risks and disadvantages associated with the Proposed Dividend Policy?

Answer: There are a number of risks associated with the Proposed Dividend Policy that are discussed in greater detail under Proposal 6 below. These include the following: (i) the policy may impact the way the Fund is managed; (ii) the policy is subject to modification, suspension or termination at any time by the Board; (iii) if the Fund's annual total return is less than the rate of annual distribution, the Proposed Dividend Policy could have the effect of shrinking the assets of the Fund and thus increasing the Fund's expense ratio (i.e., the Fund's fixed expenses will be spread over a smaller pool of assets); (iv) a distribution which contains a return of capital, which the Fund expects generally to be the case, will result in added record keeping for holders of Common Stock; and (v) in order to mitigate the impact of shrinking the Fund's assets, the Fund, like other closed-end funds, may at times raise cash through rights offerings, the proceeds of which may be used to fund distributions to stockholders under the Proposed Dividend Policy.

Question 17: Are distributions under the Proposed Dividend Policy considered "yield"?

Answer: Not necessarily. Yield is generally a measure of the amount of net investment income, or earnings, that are distributed to a fund's stockholders. We do not want our stockholders to believe that the managed distributions result in a "high yield", or that the Fund is a "high yield fund". Based on its expected portfolio makeup, the Fund expects substantially all of the managed distribution payments to consist of return of capital. Nonetheless, financial publications often perpetuate a misconception by characterizing managed distributions by closed-end funds as a dividend "yield", thus potentially confusing investors who are actually seeking high yield financial products.

Question 18: How do the Horejsi Affiliates intend to vote on the Proposals?

Answer: The Horejsi Affiliates own approximately 70% of the Fund's common shares and have indicated that they will vote FOR all of the Proposals.

Question 19: How can I vote my shares?

Answer: Please follow the instructions included on the enclosed Proxy Card. [Stockholders whose shares are held in street name may also submit proxy instructions on the Internet. Instructions for Internet voting should be included with the proxy materials you received from the brokerage firm holding your shares.]

Question 20: What if I want to revoke my proxy?

Answer: Stockholders can revoke their proxy at any time prior to its exercise by
(1) giving written notice to the Secretary of the Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302, or (2) by signing and submitting another proxy of a later date than the originally submitted proxy, or (3) by personally voting at the Meeting to be held at [2344 Spruce Street, Suite A, Boulder, Colorado 80302] at 9:00 A.M. Mountain Standard Time, on ______________.

Question 21: Who should I call if I have questions?

Answer:   You  should   direct   your   questions   to   Georgeson   Shareholder
Communications,   Inc.   who  has  been   retained  to  assist  with  the  proxy
solicitation. They can be contacted at 1-800-732-6518.

[GRAPHIC OMITTED]                                           The Denali Fund Inc.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302


                         SPECIAL MEETING OF STOCKHOLDERS

                               ____________, 2008


                                 PROXY STATEMENT

This proxy statement ("Proxy Statement") for The Denali Fund Inc., a Maryland corporation ("DNY" or the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's board of directors (collectively, the "Board" and individually, the "Directors") for use at a special meeting of stockholders of the Fund to be held on _________2008, at 9:00 a.m. Mountain Standard Time (local time), at [2344 Spruce Street, Suite A, Boulder, Colorado], and at any adjournments and postponements thereof (the "Meeting"). A Notice of Special Meeting of Stockholders and proxy card accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about ______________, 2008, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, or telegraph or personal interviews conducted by officers of the Fund, Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, and Bank of New York, the transfer agent of the Fund. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures are expected to be approximately $_________ and will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on ______________, 2008 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2007, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling ________________. The report is also viewable online at the Fund's website at www.thedenalifund.com. The report is not to be regarded as proxy solicitation material.

Boulder Investment Advisers, L.L.C. ("BIA"), 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and Stewart Investment Advisers ("SIA"), Bellerive, Queen Street, St. Peter, Barbados, (together, the "Advisers") currently serve as co-investment advisers to the Fund under interim investment advisory agreements. Fund Administrative Services, L.L.C. ("FAS"), serves as co-administrator to the Fund and is located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302. State Street Bank & Trust Company ("State Street") acts as the co-administrator to the Fund and is located at 200 Clarendon Street, Boston, Massachusetts 02116. Bank of New York ("BONY") acts as the transfer agent for the Fund and also as the auction agent for the Fund's preferred shares. BONY is located at 706 Madison Avenue, New York, NY 10021.

If the enclosed proxy is properly executed and returned by _________, 2008 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR each of the Proposals and, in the discretion of the proxy holders, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's secretary at the above address prior to the date of the Meeting.

A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the Fund's bylaws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares (without regard to class) of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment.

The Fund has two classes of stock: Common stock, par value $0.0001 per share (the "Common Stock") and preferred stock, par value $0.0001 per share (the "Preferred Stock".). Two thousand shares of Preferred Stock have been designated as Auction Market Preferred Stock (the "AMPS") (the Common Stock and AMPS are collectively referred to herein as the "Shares"). On the Record Date, the following number of Shares of the Fund were issued and outstanding:

                  Common Stock                                  AMPs
                  Outstanding                                Outstanding
                  -----------                                -----------
                   4,157,000                                    1,680

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by the Directors and each person who may be deemed by the Fund to beneficially own 5% or more of the Common Stock.

Name of Owner                             Position with     Number of Shares     Number of Shares           Percentage
                                            the Fund         Directly Owned     Beneficially Owned      Beneficially Owned
--------------------------------------- ------------------ ------------------- ---------------------- -----------------------
--------------------------------------- ------------------ ------------------- ---------------------- -----------------------
Lola Brown Trust  No. 1B*                  Stockholder         2,935,913             2,935,913                70.6%
Badlands Trust Company*                       ----                ---                 ---***                  70.6%
Stewart R. Horejsi Trust No. 2*               ----                ---                 ---***                  70.6%
Richard L. Barr**                           Director              ---                   ---                     0%
Susan L. Ciciora**                          Director              ---                 ---***                  70.6%
John S. Horejsi**                           Director              ---                 ---***                  70.6%
Dr. Dean R. Jacobson**                      Director              ---                   ---                     0%
Joel W. Looney**                            Director              ---                   ---                     0%
Aggregate   Shares  Owned  by  Horejsi                         2,935,913             2,935,913                70.6%
Affiliates (defined below)+
--------------------------------------- ------------------ ------------------- ---------------------- -----------------------
--------------------------------------- ------------------ ------------------- ---------------------- -----------------------
Citigroup Financial Products Inc.++           ----              211,143               211,143                  5.1%


* The address of each is c/o Badlands Trust Company, LLC, 1029 West 3rd Avenue, Suite 400, Anchorage, AK 99503.

** The address of each is c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, CO 80302.

*** Excludes shares owned by the Lola Brown Trust No. 1B (the "Trust"). Badlands Trust Company, LLC ("Badlands") is an Alaska-domiciled private trust company serving as the trustee-administrator of the Trust. Badlands is wholly owned by the Stewart R. Horejsi Trust No. 2, an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue. The Managers of Badlands are Larry Dunlap, Stephen C. Miller, Laura Tatooles, Laura Rhodenbaugh and Ron Kukes. Badlands and its managers disclaim beneficial ownership of shares owned by the Trust. Mr. Miller is an officer and President of Badlands as well as President of the Fund. Because Badlands, on behalf of the Trust, votes or exercises dispositive authority with respect to shares owned by the Trust, Mr. Miller disclaims beneficial ownership of such shares.

+ As stated in Amendment No. 16 to Schedule TO filed by the Trust on September 17, 2007.

++ As stated in Schedule 13G filed with the Securities and Exchange Commission on November 9, 2007.

--------------------------------------------------------------------------------


For ease of reference, the Trust, Badlands and the Stewart R. Horejsi Trust No. 2, as well as other trusts and entities associated with the Horejsi family, are collectively referred to as the "Horejsi Affiliates." Information as to beneficial ownership above has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, ________ shares, or ______% of Common Stock outstanding of the Fund.

As of the Record Date, the executive officers and directors of the Fund, as a group, do not own any shares of Common Stock [and do not own any shares of AMPS of the Fund].


                              OVERVIEW OF PROPOSALS

This Proxy Statement describes 6 proposals, which, if approved, will permit the Fund to move in a new direction through a restructuring of the Fund's investment focus and the retention of new investment advisers. The Board, including the Directors who are not "interested persons" of the Fund within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940 (as amended (the "1940 Act")) (the "Independent Directors"), unanimously recommends that you vote "for" each proposal. Representatives of the Trust, which holds approximately 70.6% of the Fund's outstanding Common Stock, have informed the Board that the Trust will vote its Shares FOR each of the Proposals.

Background. The Fund was organized as a Maryland corporation under the name "Neuberger Berman Real Estate Income Fund Inc." in 2002. It operates as a non-diversified, closed-end management investment company under the1940 Act. The Fund's current investment objective is high current income with capital appreciation being a secondary objective. Under the Fund's most recent registration statement filed with the SEC (the "Prospectus"), the Fund is to invest at least 90% of its total assets in income-producing common equity securities, preferred securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies including real estate investment trusts ("REITs"), except that it may hold a higher level in cash for temporary or defensive purposes; and at least 75% of its total assets in income-producing equity securities of REITs. The Fund has a fundamental policy of concentrating its investments in the United States real estate industry and not concentrating in any other industry. This policy cannot be changed without stockholder approval.

In 2004, the Trust instituted a tender offer for the common Shares of the Fund. As a defensive measure, the Fund initiated legal action against the Trust and other defendants in the United States District Court for the District of Maryland styled Neuberger Berman Real Estate Income Fund Inc. v. Lola Brown Trust No. 1B, et al., Civ. No. 04-3056 AMD) (the "Litigation"). In May 2007, the court issued a decision in the Litigation and the Trust and the Fund entered into settlement discussions. In August 2007, the Fund and Trust entered into a settlement agreement (the "Settlement Agreement"), pursuant to which the Trust would amend its tender offer for 100% of the outstanding common Shares at 99% of net asset value on the day the tender offer concluded (the "Revised Tender
Offer"). Under the terms of the Settlement Agreement, if the Revised Tender Offer was successful, the Board would call a special meeting of stockholders to vote on the election of five nominees proposed by the Trust (the "Trust Nominees"). The Revised Tender Offer was successfully concluded on September 14, 2007. As a result of the Revised Tender Offer, together with the Shares it held prior to the Revised Tender Offer, the Trust now owns 70.6% of the Common Shares.

On October 26, 2007, the Fund held its annual stockholder meeting, at which time the Trust Nominees were duly elected. On the same day, the Board held a special meeting at which the incumbent Directors resigned and the newly elected Trust Nominees took their Board seats (the "October Meeting"). At the October Meeting, the Board, including the Independent Directors, unanimously approved the engagement of the Advisers on an interim basis and resolved to change the name of the Fund from the "Neuberger Berman Real Estate Income Fund Inc." to "The Denali Fund Inc." In addition, at the October Meeting, the Board, including the Independent Directors, considered and unanimously approved, and recommended that stockholders approve, proposals to (i) engage the Advisers on a permanent basis,
(ii) change the Fund's investment objective to "total return consistent with dependable, but not assured, cash flow" and make the investment objective "non-fundamental", (iii) eliminate the Fund's concentration policy regarding the real estate industry and (iv) amend the Fund's charter (the "Charter") to allow actions to be taken by written consent of a majority of the Shares. In addition, the Board, including the Independent Directors, approved a number of changes to certain documents governing the Fund and the activities of the Board, including the Fund's charter, by-laws, and committee charters. A copy of the newly adopted Audit Committee charter is attached as "Exhibit A(3)".

Board Deliberations. In advance of the October Meeting, representatives of the Advisers presented the Trust Nominees with extensive proposals as well as requested supplemental materials recommending a change in the Fund's investment adviser, changing the Fund's investment objective, eliminating the industry concentration policy and amending the Charter (the "Restructuring Proposal"). The Restructuring Proposal was formally considered at the October Meeting (i.e., October 26, 2007). However, prior to the October Meeting, in anticipation of the Trust Nominees being elected and the incumbent Directors resigning and the status of Neuberger Berman Management, Inc. and Neuberger Berman LLC (together "Neuberger Berman") as advisers to the Fund being terminated, informal meetings were held among the Trust Nominees, including the non-interested director-nominees and their counsel. Throughout the process of considering the Restructuring Proposal, the Board was provided such supplemental information regarding the Restructuring Proposal as requested by the Trust Nominees and was represented by counsel who was subsequently appointed as independent counsel to the Fund at the October Meeting.

Representatives of the Advisers prepared extensive materials which were presented to, and evaluated by, the Board with regard to each aspect of the Restructuring Proposal. With regard to the change in investment objective and policies, the Board reviewed materials describing the new objective and policies, the types of securities in which the Fund might invest, the risk and return characteristics of those securities, the historical performance of common stocks in relation to other asset classes and related matters. The Board evaluated the impact of the proposed change in the investment objective and policies on stockholders, including the possible tax consequences of repositioning the Fund's portfolio away from REITs and toward common stocks (other than REITs), possible changes in the Fund's regular dividend consistent with the proposed investment objective, and the resulting increase in the Fund's expense ratio. The Board also reviewed the Fund's current portfolio holdings, current Fund financial information, the Fund's performance record since inception, the historical performance record of various asset classes as measured by market indices, current and anticipated market conditions for REITs, fixed income securities, foreign securities, and U.S. common stocks, and the recent price history of the Fund's Common Stock, including the current and future long-term prospects for REITs generally. A more detailed discussion of the Board's considerations is set forth under each of the Proposals below.

On December 14, 2007, the Board held a special meeting called for the purpose of considering the Proposed Dividend Policy. At this meeting, the Directors met with management of the Fund and Fund counsel to discuss the significant aspects of the Proposed Dividend Policy. At this meeting, the Board also unanimously resolved to recommend the Proposed Dividend Policy for approval by stockholders. Additional detail concerning the Board's consideration of the Proposed Dividend Policy is provided under Proposal 6 below.


                                PROPOSALS 1 AND 2


      TO APPROVE OR DISAPPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENTS
                                WITH BIA AND SIA

Summary of the Proposal. On October 26, 2007, Neuberger Berman's status as advisers to the Fund was terminated, leaving a void in the day-to-day management of the Fund's assets. At the October Meeting the Board filled this void by selecting the Advisers to manage the Fund on an interim basis. Also at this meeting, the Board was presented with a proposal for new advisory agreements with both Advisers (the "Proposed Advisory Agreements") whereby, once approved by stockholders, they would provide investment co-advisory services on an ongoing basis. Based on an extensive analysis of the factors described below (see "Board Considerations Regarding the Proposed Advisory Agreements") the Directors, including the Independent Directors, unanimously approved the execution of the Proposed Advisory Agreements to be effective upon approval by stockholders of the Fund.

The Advisers. Boulder Investment Advisers, LLC. BIA or Boulder Investment Advisers, L.L.C., was formed on April 8, 1999 as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. Stewart R. Horejsi is an employee of and investment manager for both Advisers and has extensive experience managing investments for the Boulder Total Return Fund, Inc. ("BTF") and Boulder Growth & Income Fund, Inc. ("BIF") (together, the "Boulder Funds") as well as for the Trust and Horejsi Affiliates. The members of BIA are Evergreen Atlantic, LLC, whose address is 2344 Spruce Street, Suite A, Boulder Colorado 80302 and the Lola Brown Trust No. 1B, whose address is c/o Badlands Trust Company, LLC, 1029 West 3rd Avenue, Suite 400, Anchorage, Alaska 99503 (the "Members"). The Members each hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act). Stewart R. Horejsi, Susan L. Ciciora (Stewart Horejsi's daughter) and John S. Horejsi, (Stewart Horejsi's son) are discretionary beneficiaries under the Trust, as well as under other Horejsi Affiliates which own Evergreen Atlantic, LLC. Accordingly, as a result of this relationship, each of Mr. Stewart Horejsi, Ms. Ciciora and Mr. John Horejsi may directly or indirectly benefit from the outcome of Proposals Nos. 1 and 2.

The executive officers of BIA and the principal occupation of each are set forth below:


------------------------------- ---------------------------------- ---------------------------------------------------------

Name                            Position                           Principal Occupation and Substantive Positions Held
                                                                   During the Past Five Years
------------------------------- ---------------------------------- ---------------------------------------------------------
Stephen C. Miller               President and General Counsel      President of the Fund since October  2007;  Director and
                                since 1999                         President  of BTF,  since 1999  (resigned as Director in
                                                                   2004); Director and President of First Financial Fund, Inc.
                                                                   ("FF") since 2003 (resigned as Director and Chairman in
                                                                   2004); Director and President of BIF since January 2002
                                                                   (resigned as Director in 2004).

                                                                   Manager, Fund Administrative Services, LLC ("FAS") since
                                                                   1999; Vice President of SIA, since 1998; officer of various other Horejsi Affiliates; Of Counsel, Krassa & Miller, LLC since 1991.

Carl D. Johns                   Vice President and Treasurer       Chief Financial Officer and Chief Accounting  Officer of
                                since 1999                         the Fund since October 2007,  BTF since 1999,  BIF since
                                                                   2002, and FF since August 2003.

                                                                   Assistant Manager of FAS, since April, 1999.

Joel L. Terwilliger             Chief Compliance Officer           Chief  Compliance  Officer for the Fund, BIF, BTF and FF
                                                                   since October 2007.

                                                                   Associate General Counsel for BIA and SIA; Chief
                                                                   Compliance Officer for SIA; Senior Associate/Managing
                                                                   Counsel, Great-West Life & Annuity Insurance Company,
                                                                   2002-2006.

Stephanie J. Kelley             Assistant Secretary                Secretary  of the  Fund,  BIF,  BTF  and  FF;  Assistant
                                                                   Secretary  and  Assistant  Treasurer  of  various  other
                                                                   Horejsi Affiliates.

Laura Rhodenbaugh               Secretary                          Personal assistant to Stewart R. Horejsi since 1977


Carl D. Johns, the Vice President and Treasurer of BIA, is also the Fund's Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer, and, together with Stewart Horejsi, is responsible for the Fund's portfolio and BIA's day-to-day advisory activities. Mr. Johns received a Bachelors degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters degree in Finance from the University of Colorado in 1991. He worked at Flaherty & Crumrine, Incorporated, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Preferred Income Management Fund. Since 1999, he has been Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of BTF, of BIF since 2002, and of FF since 2003.

Stewart Investment Advisers. SIA or Stewart Investment Advisers (also known as Stewart West Indies Trading Company, Ltd.) is a Barbados international business company, incorporated on November 12, 1996, and is wholly owned by the Stewart West Indies Trust, an irrevocable trust domiciled in Alaska, established by Stewart Horejsi in 1996 primarily to benefit his issue (the "West Indies Trust"), whose address is c/o Badlands Trust Company, LLC, 1029 West 3rd Avenue, Suite 400, Anchorage, Alaska 99503. Stewart R. Horejsi is not a beneficiary under the West Indies Trust. However, Susan L. Ciciora (Stewart Horejsi's daughter) and John S. Horejsi (Stewart Horejsi's son), who are the Fund's only "interested" directors, are discretionary beneficiaries under the West Indies Trust. As a result, Ms. Ciciora and Mr. John Horejsi may directly or indirectly benefit from the outcome of Proposals Nos. 1 and 2. SIA is registered as an investment adviser under the Investment Advisers Act of 1940.

SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Pursuant to the Proposed Advisory Agreement, SIA has appointed the Fund's Secretary at its offices at 2344 Spruce Street, Suite A, Boulder Colorado 80302, as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

Stewart R. Horejsi is an employee of both BIA and SIA. He is the primary investment manager and, together with Mr. Johns, is responsible for the day-to-day management of the Fund's assets and is primarily responsible for the Fund's asset allocation. Mr. Horejsi was a director of BTF until November, 2001; General Manager, Brown Welding Supply, LLC (sold in 1999), since April 1994; Director, Sunflower Bank (resigned); and the President or Manager of various subsidiaries of the Horejsi Affiliates since June 1986. Mr. Horejsi has been the investment adviser for various Horejsi Affiliates since 1982. As of December 31, 2006, the size of these trusts' common stock portfolio was approximately $____ million. Mr. Horejsi has been the Director and President of the Horejsi Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

The executive officers of SIA and the principal occupation of each are set forth below:


Name                            Position                           Principal Occupation and Substantive Positions Held
                                                                   During the Past Five Years
------------------------------- ---------------------------------- ---------------------------------------------------------
Glade L. Christensen            Managing Director and President    Office manager for SIA since 1998

Stephen C. Miller               Director, Vice President and       See description in table above
                                Secretary

Stewart R. Horejsi              Investment Manager                 Investment   Manager  for  each   Adviser   since  1999;
                                                                   President and Director,  Horejsi Charitable  Foundation,
                                                                   Inc., since 1997.

Joel L. Terwilliger             Chief Compliance Officer           See description in table above

Laura Rhodenbaugh               Treasurer                          See description in table above


The Prior and Interim Advisory Agreements

The Neuberger Berman Agreements. Neuberger Berman Management, Inc. ("NB Management") served as investment manager and administrator and Neuberger
Berman, LLC ("NB LLC") served as sub-adviser to the Fund from its inception until October 26, 2007. NB Management and NB LLC are collectively defined above as "Neuberger Berman." Pursuant to the terms of the investment advisory agreement between NB Management and the Fund (the "Prior Advisory Agreement"), Neuberger Berman was responsible for managing the Fund's investment portfolio and was entitled to receive an investment advisory fee of 60 basis points, of which Neuberger Berman contractually waived 40 basis points through October 31, 2007, and 32 basis points through October 31, 2008 (the "Prior Fee"). However, as a result of the Fund's significant legal expenses in connection with the Litigation, Neuberger Berman waived all of its advisory fees (but not its administration fee) pending resolution of the Litigation. For the fiscal year ended October 31, 2007, the Fund paid Neuberger Berman $________ for providing advisory services and $_____ for providing administrative services.

The Interim Advisory Agreements. On October 26, 2007, Neuberger Berman's status as adviser and administrator to the Fund was terminated. To fill the void left by Neuberger Berman's termination, at the October Meeting, the Advisers presented the Board with an extensive set of proposals which included, among other things, a proposal that the Fund engage the Advisers on an interim basis pending their subsequent approval by stockholders. As discussed above, prior to the October Meeting, the Advisers had presented extensive material to the Board regarding, among other things, interim advisory agreements. At the October Meeting, the Board approved the Advisers as interim advisers to the Fund and approved interim advisory agreements with each Adviser which contemplated an aggregate interim advisory fee equal to the Prior Fee (i.e., the fee to which Neuberger Berman was due under its agreement with the Fund, including contractual fee waivers) (the "Interim Advisory Agreements").

Under the Interim Advisory Agreements, commencing October 26, 2007, the Advisers became responsible for making all investment decisions, supplying investment research and portfolio management services and placing purchase and sale orders for portfolio transactions for the Fund. The compensation and substantive terms under the Interim Advisory Agreements are the same as under the Prior Advisory Agreement. The Interim Advisory Agreements will terminate automatically upon the effectiveness of the Proposed Advisory Agreements.

The Proposed Advisory Agreements. Copies of the Proposed Advisory Agreements are set forth as Exhibits A-1 and A-2 to this Proxy Statement. If approved by stockholders, the Proposed Advisory Agreements will become effective on the date of such approval and continue initially for a two-year period and continue for successive annual periods thereafter, provided such continuance is approved at least annually by (a) a majority of the Directors who are not "interested persons" of the Fund (as that term is used in the 1940 Act) and a majority of the full Board or (b) a majority of the outstanding voting securities of the Fund. As used in this Proxy Statement, a "majority of the outstanding voting securities" of the Fund shall have the meaning for such phrase as set forth in the 1940 Act, that is, the affirmative vote of the lesser of (a) 67% or more of the Shares present or represented by proxy at the Meeting or (b) more than 50% of the outstanding Shares. This voting standard is referred to in this Proxy Statement as a "1940 Act Majority Vote". The Proposed Advisory Agreements are terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund or by either Adviser, as the case may be, upon written notice to the other party to the Agreement. The Proposed Advisory Agreements will terminate automatically upon assignment (as defined in the 1940 Act).

Under the Proposed Advisory Agreements, the Advisers are jointly responsible for making investment decisions, supplying investment research and portfolio management services, placing purchase and sale orders for portfolio transactions, making asset allocation decisions for the Fund and determining the extent and nature of the Fund's leverage. The Proposed Advisory Agreements also provide that the respective Adviser will bear all expenses in connection with its performance, including fees that it might pay to consultants, except that the Fund is responsible for reimbursing the Advisers for reasonable travel expenses associated with attending regular and special board and stockholder meetings.

Under the Proposed Advisory Agreements, the Advisers will receive an annual fee, payable monthly, in an aggregate amount calculated at a rate of 1.25% of the Managed Assets (the "Proposed Fee"). As used in this Proxy Statement, the term "Managed Assets" means the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation value of any preferred shares outstanding is not considered a liability. The Proposed Fee will be split between the Advisers, 25% to BIA and 75% to SIA. This percentage split may be changed from time to time by the Board without stockholder approval so long as the gross advisory fee paid by the Fund is not increased. The Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on asset levels up to $400 million, 1.10% on assets levels between $400-$600 million; and 1.00% on asset levels exceeding $600 million. This fee waiver agreement has a one-year term and is renewable annually.

As of [November 30, 2007], the Managed Assets equaled approximately $_____ million which includes $42 million of financial leverage (i.e., the AMPS as discussed above). If the Proposed Fee had been in effect on this date, annual advisory fees paid by the Fund would be $_______ (i.e., 1.25% of the Managed
Assets an annual basis). For comparison purpose, if the Prior Fee had been in effect on this date, annual advisory fees paid by the Fund would be $______ (i.e., 0.28% of the Managed assets on an annual basis). Thus, the Proposed Fee represents an increase of approximately $______ annually based on current Managed Assets as compared to fees that would have been paid under the Prior Advisory Agreement.

The Proposed Advisory Agreements provide that the Advisers will be indemnified by the Fund for losses, claims and expenses not caused by the Advisers' willful misfeasance, bad faith or negligence in the performance of their duties or from reckless disregard by the Advisers of their obligations and duties under the agreement.

Fees and Expenses. The following table shows the Fund's expenses as of [November 30, 2007] (as adjusted), and pro forma expenses giving effect to the Proposed Advisory Agreements and the recent change to add FAS, an affiliate of the Advisers, as the Fund's administrator.

                                   Table of Fees and Expenses - Historical and Pro Forma

                                              For Fiscal Year Ending 10/31/07

----------------------------------------------- ------------------------- ------------------------- -------------------------
                                                  October 31, 2007 (as           Pro Forma            Increase (Decrease)
                                    adjusted)
----------------------------------------------- ------------------------- ------------------------- -------------------------
----------------------------------------------- ------------------------- ------------------------- -------------------------
Stockholder Transaction Expenses                         None                     None                     None
Dividend Reinvestment Plan Fees
Annual Operating Expenses
Management Fee                                           0.28%+                   1.25%*                   [     ]%
Other Expenses                                           [     ]%                 [     ]%*                [     ]%
Total Annual Operating Expenses                          [     ]%                 [     ]%                 [     ]%
[GRAPHIC OMITTED]

+ The Prior Fee was 0.60% of Managed Assets annually, of which Neuberger Berman had contractually waived 0.40% through October 31, 2007, and 0.32% through October 31, 2008.

* The pro forma information shown assumes that Proposals 1 and 2 in this Proxy have been approved by stockholders. The pro forma Other Expenses have been estimated.

--------------------------------------------------------------------------------

Example. The following example illustrates the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of historical and pro forma expenses at levels set forth in the table above.

A common stockholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                1 Year                   3 Years                  5 Years                  10 Years
Current*                         $[ ]                     $[ ]                     $[ ]                      $[ ]
Pro Forma*                       $[ ]                     $[ ]                     $[ ]                      $[ ]

*Current expenses are based on estimated total expenses for the current period of _____% which consists of the Prior Fee of 0.28% (i.e., 0.60% less the 0.32% waiver through October 31, 2008) and estimated Other Expenses of ----%.

The pro forma information shown above assumes that Proposals 1 and 2 have been approved. The foregoing table is to assist you in understanding the various costs and expenses that a Common Stock investor in the Fund will bear directly or indirectly. The assumed ___% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Stock. Actual expenses and annual rates of return may be more or less than those assumed for the purposes of the foregoing example.

The Administration Agreement. Prior to October 26, 2007, NB Management provided certain co-administrative services to the Fund for which it was paid a fee at the annual rate of 0.25% of the Managed Assets. On October 26, 2007, NB Management resigned as co-administrator, at which time Fund Administrative Services, L.L.C. (defined above as "FAS"), assumed NB Management's co-administrative responsibilities.

The Fund and FAS are parties to an administration agreement dated October 26, 2007 (the "Administration Agreement"). FAS is owned by the Members, who, as indicated above, are also the owners of BIA and are Horejsi Affiliates. FAS has its primary administrative offices at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and has offices in Kansas at 200 S. Santa Fe, Suite 4, Salina, Kansas 67401. As previously mentioned, Susan L. Ciciora and John S. Horejsi, the Fund's "interested" directors, are discretionary beneficiaries under the Trust, one of the Members of FAS, and under other Horejsi Affiliate trusts who own Evergreen Atlantic, LLC, the other Member of FAS.

Under the Administration Agreement, FAS provides administrative, accounting, executive management and certain other services to the Fund including: providing the Fund's principal offices in Colorado and executive officers and chief compliance officer, overseeing the operations of the Fund, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses and numerous other tasks. Pursuant to the Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of Managed Assets. State Street Bank & Trust ("State Street") acts as co-administrator to the Fund. The Fund pays State Street a fee of _____________________. Based on the Fund's current assets and pro forma calculations, FAS will receive compensation in the approximate amount of $______ on an annualized basis. FAS will continue to provide services to the Fund after the Proposed Advisory Agreements are approved.

Board Considerations Regarding the Proposed Advisory Agreements. The 1940 Act requires that the Board, including a majority of the Independent Directors, approve the terms of the Proposed Advisory Agreements. At a special meeting held on October 26, 2007, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the Proposed Advisory Agreements and recommended they be submitted to stockholders for approval.

     Factors Considered. Generally, the Board considered a number of factors in approving the Proposed Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Boulder Funds, two other closed end investment companies managed by the Advisers, compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund's principal stockholders; and
(vii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

     Deliberative Process. To assist the Board in its evaluation of the quality of the Advisers' services and the reasonableness of the Advisers' fees under the Proposed Advisory Agreements, the Board reviewed a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers' investment services under the Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers' financial condition, pro forma profitability from its anticipated relationship with the Fund, soft dollar commission and trade allocation policies, organizational structure and compliance policies and procedures. The Board also considered information received from the Advisers throughout the year with respect to the Boulder Funds, including investment performance and expense ratio reports for the Boulder Funds. In advance of the October Meeting, the Trust Nominees held a special telephonic meeting with independent legal counsel. The principal purpose of the meeting was to discuss the Proposed Advisory Agreements and review the materials provided to the Trust Nominees by the Advisers in connection with the Proposed Advisory Agreements. As a result of these discussions, the Independent Directors requested that the Advisers provide supplemental materials to assist the Trust Nominees in their evaluation of the Proposed Advisory Agreements. The Board held additional discussions at the October Meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present. The information below summarizes the Board's considerations in connection with its approval of the Agreements. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

     Nature, Extent and Quality of the Services Provided; Ability to Provide Services. The Board received and considered various data and information regarding the nature, extent and quality of services to be provided to the Fund by the Advisers under the Proposed Advisory Agreements. Each Adviser's most recent investment adviser registration form on the Securities and Exchange Commission's Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers' key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers' portfolio management personnel. In this regard, it was noted that the Advisers' only clients are the Fund and the two Boulder Funds. Accordingly, the Board was satisfied that the Advisers' investment personnel, including Stewart R. Horejsi, the Fund's principal portfolio manager, would devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the Advisers' policies and procedures for ensuring compliance with applicable laws and regulations. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future. The Board was satisfied that Advisers have the experience and personnel to manage the Fund's portfolio both as it existed on October 26, 2007 (i.e., primarily in REITs) and as it would exist under its new investment objective and policies (i.,e., total return with a near term focus on financial services companies). In coming to this conclusion, the Board noted that the Advisers have satisfactorily managed the Boulder Funds, two closed-end investment companies with respect to which all the Independent Directors act as independent board members.

     Investment Performance. The Board considered the investment performance of BTF since 1999 and BIF since 2002, when the Advisers took over management of the respective funds. The Board noted favorably that the long-term performance of the Boulder Funds (i.e., performance since the Advisers began managing the respective funds' portfolios) outperformed the Standard & Poor's 500 Index, each Fund's primary relevant benchmark, and the Dow Jones Industrial Average and Nasdaq Composite, each Fund's secondary benchmarks. Based on these factors, the Board concluded that the overall performance results supported approval of the Proposed Advisory Agreements. In their consideration of the Advisers' performance, the Board noted that there are significant differences between the investment objectives of the Boulder Funds and the Fund's proposed investment objective, that the Boulder Funds have large concentrations in Berkshire Hathaway, and that neither of the Boulder Funds concentrate or significantly focus on financial service companies.

     Costs of Services Provided and Profits Realized by the Advisers. In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund's total expense ratio and its various components. The Board acknowledged that the Proposed Fee is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds, although it is the same as that charged by the Advisers to the Boulder Funds, who are the Advisers' only other clients. The Board noted that, if the other Proposals under this Proxy Statement are approved by stockholders, most of the Fund's investment limitations will have been removed, resulting in a much broader (and more difficult to assess) universe of investment possibilities for the Fund than might otherwise be the case for other "sector" or "industry" oriented funds, which the Board believes requires a greater degree of portfolio management skill on the part of the Advisers. The Board also considered that the Advisers have a policy of not participating in (or neutralizing the indirect cost to their clients of) soft dollar or directed brokerage transactions. Instead, the Advisers directly bear the cost of third party research utilized by the Advisers, increasing the cost to the Advisers of providing investment management services to their fund clients and decreasing their clients' transaction expenses. The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs anticipated to be incurred by the Advisers and FAS in providing services to the Fund. Based on its analysis of this information, the Board determined that the level of profits expected to be earned by the Advisers from managing the Fund bear a reasonable relationship to the services rendered, and concluded that the fee under the Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers. The Board recognized that the Proposed Fee represents a significant increase compared to the cost of advisory services provided by the Fund's previous manager. However, the Board believed that the higher fee is justified primarily because, if the investment objective is changed, the Advisers will have the added responsibility of determining asset allocation across the entire universe of investment possibilities (consistent with the "total return" objective). The Board took into consideration that, with respect to the Boulder Funds, the Advisers had advocated removal of investment restrictions which ultimately benefited stockholders, but required the Advisers to analyze a much broader universe of investments. In contrast, under the Fund's present investment objective and concentration policy, the former advisers analyzed a relatively narrow asset class (i.e., REITs) having fewer prospects and with respect to which there is considerable focused third-party research available. Moreover, the former adviser was mandated to remain substantially invested in REITs whether or not the REIT industry was in or out of favor, and thus did not have the burden of determining when and whether exiting the industry concentration was appropriate and in the best interest of the stockholders. The Board believed that the Advisers will necessarily expend more time, energy and resources in determining the most appropriate asset class at the most appropriate time and thus were entitled to a higher fee than the former advisers.

     Economies of Scale. The Board considered whether there might be economies of scale with respect to the management of the Fund, whether the Fund could appropriately benefit from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. Based on the relatively small size of the Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board also noted that the Advisers' internal costs of providing investment management services to the Boulder Funds had increased, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. Nevertheless, the Board determined that breakpoints should be added to the Fund's advisory fee schedule to reduce the advisory fees in the event the Fund's assets increased over current levels. After some discussion, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on asset levels up to $400 million, 1.10% on asset levels between $400-$600 million; and 1.00% on asset levels exceeding $600 million. This fee waiver agreement has a one-year term and is renewable annually. The Board concluded that these breakpoint levels were acceptable and would appropriately benefit the Fund from any economies of scale realized by the Advisers if the Fund's assets grow.

     Support by Significant Stockholder. The Board placed considerable weight on the views of the Trust, the Fund's largest stockholder, which is affiliated with Mr. Horejsi and the Advisers. As of November 30, 2007, the Trust held approximately 70.6 % of the Common Stock. The Board understands from Mr. Horejsi that the Trust is supportive of the Advisers and the approval of the Agreements.

     Approval. The Board based its decision to approve the Proposed Advisory Agreement on a careful analysis, in consultation with Fund counsel and independent counsel for the Independent Directors, of these and other factors. In approving the Proposed Advisory Agreements, the Board concluded that the terms of the Fund's investment advisory agreements are reasonable and fair and that approval of the Proposed Advisory Agreements is in the best interests of the Fund and its stockholders.

How the Horejsi Affiliates will Vote. Representatives of the Trust, which holds approximately 70.6% of the Common Stock, who, together with the Horejsi
Affiliates, because of their ownership of the Advisers, have an economic interest in approval of Proposal 1 and Proposal 2, have informed the Board that the Trust will vote its shares FOR both Proposal 1 and Proposal 2.

Required Vote. Approval each of Proposals 1 and 2 requires a 1940 Act Majority Vote.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 1.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2.


                                   PROPOSAL 3


      TO APPROVE OR DISAPPROVE CHANGING THE FUND'S INVESTMENT OBJECTIVE AND
           RECLASSIFYING THE INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL

Summary of the Proposal. The Fund's current investment objective is "high current income" and its secondary objective is "capital appreciation". Under the Prospectus, the Fund's investment objective is deemed "fundamental" and thus may not be changed without a 1940 Act Majority Vote of the Common Stock and the Preferred Stock voting as a single class, and the Preferred Stock voting as a separate class. Proposal 3 would change the Fund's investment objective to "total return consistent with dependable, but not assured, cash flow" and reclassify the investment objective as non-fundamental, thus allowing the Board to change the investment objective from time to time to deal with changing market conditions and other circumstances. "Total return" is comprised of long-term capital appreciation and income from both equity and fixed income securities. The rationale for the proposed change and the anticipated impact of the change on the Fund are described under "Proposed Changes to Investment Focus" below.

Proposed Changes to Investment Focus. The reason for changing the Fund's investment objective is to allow the Fund to maintain its historic level distribution program while at the same time providing the opportunity to invest more substantially in common stocks (in addition to REITs) than currently allowed under the existing objective. Management believes that by allowing the Fund to invest more of the Fund's assets in common stocks (in addition to REITs), the Fund will have the potential to produce a higher total return over the long term than stockholders would achieve if the Fund's objective remains purely "current income". Historically, common stocks, as measured by the Standard & Poor's Index of 500 Stocks, have outperformed every other asset class over the long term, including fixed income securities.

Under its new investment objective, the Fund won't necessarily be a "large-cap", "mid-cap" or "anything-cap" fund, since the Advisers believe it is unwise to restrict investments to any particular size company. The new investment objective will be geared toward investors seeking regular and tax-efficient cash flow in addition to potential long-term appreciation of their assets. Distributions may be made up of net investment income, long and short-term capital gains (though the Fund may currently declare only one long-term capital gain per year), and return of capital. The Advisers will strive to make distributions, manage the Fund, and invest in a manner that minimizes the taxable impact on the Fund's stockholders. To accomplish this, the Fund will generally invest in a portfolio (consistent with the Fund's non-diversified status) of reasonably priced companies with sound fundamentals and long-term growth expectations. In the near term, the Advisers intend to focus on securities issued by companies in the financial services industry. These companies would include, but not be limited to, savings and banking institutions, mortgage banking institutions, real estate investment trusts, consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, investment advisory firms and financial conglomerates, and holding companies of any of these companies.

The Advisers will typically buy and hold investments for the long-term. Holding for the long-term allows for compounded growth and also for deferring taxes into the future as unrealized gains. From time to time, the Fund will also sell its "disappointments" to raise cash to fund distributions (and reap beneficial tax-loss characteristics) but expects to retain its winners. In short, the Fund won't pull the flowers and water the weeds.

The Fund, like other closed-end funds, may at times raise cash by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings may be used to fund distributions to stockholders or further the investment objectives of the Fund.

Risks of Changing the Fund's Investment Objective. Presently, the Fund has a primary investment objective of "high current income" with "capital appreciation" as a secondary investment objective. If approved by stockholders, the new investment objective - "total return consistent with dependable, but not assured, cash flow" - may significantly alter the way the Advisers manage the Fund. There is no guarantee that the Fund may achieve its investment objective. The general risks of investing in the Fund are described in the Prospectus. However, there are several risks particular to changing the Fund's investment objective that should be highlighted:

     Investments in Common Stocks. Under the new objective, the Fund intends to invest, under normal market conditions, at least 80% of its total assets in publicly traded common stocks. Common stocks generally have greater risk exposure and reward potential over time than bonds and other income oriented securities. The volatility of common stock prices has historically been greater than bonds, and as the Fund invests primarily in common stocks, the Fund's NAV may also be volatile. Further, because the time horizon for the Fund's investments in common stock is longer, the time necessary for the Fund to achieve its objective of total return will likely be longer than for a fund that invests solely for income.

     Non-Diversified Status. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws.

     Single Issuer Concentration. It is the investment style of the Advisers to take large concentrated positions in single issuers. For example, the Boulder Funds have invested up to 25% of their portfolios (at the time of investment) in Berkshire Hathaway. A significant decline in the market price of a single company in which the Fund has made a significant common stock investment (i) would result in a significant decline in the Fund's NAV; (ii) may result in a proportionate decline in the market price of the Shares; and (iii) may result in greater risk and market fluctuation than a fund that has a more diversified portfolio.

     Leveraging. The Fund is currently leveraged with the AMPS. Use of leverage may have a number of adverse effects on the Fund and its stockholders, including: (i) leverage may magnify market fluctuations in the Fund's underlying common stock holdings, thus causing a disproportionate change in the Fund's NAV; (ii) the Fund's cost of leverage may exceed the return on the underlying securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to common stockholders and generally making the Fund's total return to such stockholders more volatile; (iii) the Fund may be required to sell investments in order to meet dividend or interest payments on the preferred stock it has issued when it may be disadvantageous to do so; (iv) leveraging through the issuance of preferred stock requires that the holders of the preferred stock have class voting rights on various matters that could make it more difficult for Common Stockholders to change the investment objective or fundamental policies of the Fund, to convert it to an open-end fund or make certain other changes; and (v) the Fund may be forced to redeem some or all of the AMPS at inopportune times due to a decline in market value of Fund investments. Because the fees paid to the Advisers and FAS will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the AMPS) is utilized, giving the Advisers an incentive to utilize leverage.

     Foreign Securities Risk. At the October Meeting, the Board eliminated the Fund's non-fundamental policy on investing in foreign securities. Thus, the Fund is now permitted to invest in foreign securities without limitation. Investment in the common stock and other securities of non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

     * Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

     * Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Advisers may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable.

     * Currency exchange rates or controls may adversely affect the value of the Fund's investments.

     *    Withholdings and other non-U.S. taxes may decrease the Fund's return.

     Currency Risk. The Fund may hold investments in foreign securities and thus a portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. The Fund does not currently hedge against the potential decline in value of foreign currencies against the U.S. dollar and does not foresee hedging currency risk in the future, although it is not precluded from doing so.

     Sovereign Debt Risk. The Fund may invest in the debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt"). These investments involve special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

     Liquidity Risk. Although the Fund invests primarily in securities traded on national exchanges, it may invest in less liquid assets from time to time that are not readily marketable and may be subject to restrictions on resale. Illiquid securities may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's NAV. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale. In certain situations, the Advisers could find it more difficult to sell such securities at times, in amounts and at prices they consider reasonable.

     Financial Services Exposure. If the proposed investment objective is approved by the stockholders, the Fund can significantly increase its exposure to securities in the financial services industry, including banks, lenders, and other companies in the financial services industry. Changes in government regulation and interest rates and economic downturns in general can have a significant negative impact on issuers in the financial services sector.

     Periodic Rights Offerings. The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings may be used to further the investment objectives of the Fund or to fund distributions to stockholders under the Fund's "Level-Rate Distribution Policy".

Required Vote. Approval of Proposal 3 requires a 1940 Act Majority Vote of the Common Shares and Preferred Shares voting as a single class, and the Preferred Shares voting as a separate class. If sufficient votes are not obtained to approve Proposal 3, the Board will consider what further action to take, including adjourning with respect to Proposal 3 and continuing to solicit stockholder approval and/or modifying aspects of the proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 3.


                                   PROPOSAL 4

    TO APPROVE OR DISAPPROVE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY OF INVESTING GREATER THAN 25% OF ITS TOTAL ASSETS IN THE REAL ESTATE INDUSTRY

Summary of the Proposal. The Fund has adopted a fundamental investment policy as follows:

     The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

(the "Current Concentration Policy"). The Prospectus states that the Current Concentration Policy may not be changed without a 1940 Act Majority Vote of the Common Shares and the Preferred Shares, voting as a single class, and the Preferred Shares, voting as a separate class. The Board, including all of the Independent Directors, is recommending the elimination of the Current Concentration Policy and adoption of a new concentration policy as follows:

     The Fund may not invest in the securities of companies conducting their principal business actively in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

(the "Proposed Concentration Policy"). Adoption of the Proposed Concentration Policy would eliminate the requirement that the Fund invest greater than 25% of its total assets in the real estate industry.

Reason for this Proposal. Under the Current Concentration Policy, the Fund is required to invest greater than 25% of its total assets in the U.S. real estate industry. Historically, the Fund has accomplished this by investing primarily in real estate investment trusts, or REITs. Management believes that the Current Concentration Policy is overly restrictive and could unduly expose the Fund to considerable downside risk and volatility should the real estate industry take a serious downturn. For example, the recent sub-prime fiasco, changes in the tax laws, overbuilding, environmental issues, the quality of property management in the case of REITs, and other factors could disproportionably impact the Fund under its Current Concentration Policy. Real estate is also affected by general economic conditions. When growth is slowing, as has recently been the case, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. All of these risks are compounded because, under the Current Concentration Policy, the Fund is "fundamentally bound" to invest in these types of assets. Management believes that eliminating the real estate mandate under the Current Concentration Policy will mitigate the inherent risk of concentrating in real estate.

Generally, as with all equity funds, the Fund's net asset value can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Advisers' assessment of companies held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. As with any investment company, there can be no guarantee the Fund will achieve its objective.

In the near term, the Advisers expect to focus primarily on a broad range of financial services companies which may or may not include REITs. "Financial service companies" as used in this context would include, but not be limited to, commercial and private banks, trust companies and departments, savings banks, savings and loan associations, credit collection and service companies, consumer loan and finance companies, mortgage brokers, mortgage companies, escrow agents, check cashing services, check sellers, securities brokers and dealers, investment advisory firms, underwriters of securities, mortgage banking institutions (including REITs whose investments are concentrated in mortgages), insurance companies, financial conglomerates, holding companies of any of the foregoing companies, and companies that derive at least 50% of their revenues from the businesses of the foregoing companies. Under Proposal 4, the Fund would be restricted from investing more than 25% of its assets in certain categories of financial service companies (e.g., the thrift industry, commercial banking industry, insurance industry, etc.), but because the term "financial service companies" is so broadly defined with respect to the Fund, under SEC guidance, investing greater than 25% in "financial service companies" would not necessarily violate the Proposed Concentration Policy. For example, the Fund could invest 20% of its assets in commercial banks (i.e., the banking industry), and 20% of its assets in insurance companies (i.e., the insurance industry) and still be in compliance with the Proposed Concentration Policy even though 40% of the assets are invested in financial services companies as defined above.

Risks and Disadvantages of Eliminating the Current Concentration Policy. Eliminating the Current Concentration Policy may, for some long-term investors, take away their ability to invest in the Fund as a means of diversifying into the real estate industry. However, Management does not view eliminating the policy as increasing risk. Indeed, Management believes that eliminating the Current Concentration Policy will significantly mitigate the industry concentration risks discussed above under "Reason for Proposal".

Required Vote. Approval of Proposal 4 requires a 1940 Act Majority Vote of the Common Shares and Preferred Shares voting as a single class, and the Preferred Shares voting as a separate class. If sufficient votes are not obtained to approve Proposal 4, the Board will consider what further action to take, including adjourning with respect to Proposal 4 and continuing to solicit stockholder approval and/or modifying aspects of the proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 4.


                                   PROPOSAL 5

     TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S CHARTER TO PERMIT A
         MAJORITY OF THE FUND'S STOCKHOLDERS TO EFFECT CERTAIN ACTIONS
                               BY WRITTEN CONSENT

Summary of the Proposal. Under the Maryland General Corporation Law ("MGCL"), stockholders of a Maryland corporation may, if authorized under the corporation's charter, take action by written consent, if the corporation gives notice of the action taken to each stockholder within 10 days after the effective date of the action. This means that, for certain actions, a Maryland corporation with a large majority stockholder can avoid the expense of calling a meeting, filing proxy materials with the SEC, soliciting proxies, printing costs, holding a meeting, etc. Presently, the Fund's Charter is silent on whether or not the Fund's stockholders can take action by written consent of a majority of stockholders. The Board of Directors, including all of the Independent Directors, proposes amending the Charter to permit a majority of the Fund's stockholders to provide written consent for certain actions by the Fund. Notably, since the Trust presently holds 70.6% of the Common Stock, it could cause any proposal not otherwise governed by Federal securities law to be effected without calling a meeting of stockholders. Under the MGCL, any action taken by written consent would require prompt written notice to stockholders of the action taken. Any action whose implementation is governed under Federal securities law will remain subject to the voting and meeting requirements imposed by such Federal securities laws. For example, under the 1940 Act, any actions in this Proxy Statement requiring a "40 Act Majority Vote" (e.g., approval of the Advisers (Proposals 1 & 2), changing the investment objective (Proposal 3), and changing the Current Concentration Policy (Proposal 4)), would require the vote to be taken "at the annual or a special meeting" (see Section 2(a)(42) of the 1940 Act). Thus, the Fund would not take any such actions outside an annual or special meeting.

Reason for this Proposal. Amending the Charter so that stockholders may provide written consent for certain actions by the Fund from time to time will facilitate more efficient management of the Fund by giving it greater flexibility to manage its activities as permitted under Maryland law. The proposed amendment would impact certain of the Fund's operations under Maryland state law; it would not impact voting requirements set forth under federal securities laws (i.e., the 1940 Act).

Required Vote. Approval of Proposal 5 requires the affirmative vote of a majority of the votes entitled to be cast.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 5.


                                   PROPOSAL 6

       TO APPROVE OR DISAPPROVE A LEVEL-RATE DIVIDEND POLICY FOR THE FUND

Summary of Proposal. The Board unanimously recommends that stockholders approve a "level-rate dividend policy" pursuant to which the Fund would make monthly distributions at the annual rate of approximately 12% of the Fund's NAV, subject to the Board's right to suspend, modify or terminate the policy at any time (the "Proposed Dividend Policy"). Based on the Fund's NAV on [December] ___, [2007], implementation of the Proposed Dividend Policy would result in initial monthly distributions at the rate of approximately $.[22] per share per month, or $[2.70] per share on an annual basis.

Background of the Proposal. Under the Prospectus, the Fund has adopted a "Level-Rate Dividend Policy" which is designed to provide common stockholders with regular monthly cash distributions at a fixed rate per common share based on the projected performance of the Fund, subject to adjustment. Presently, under this policy the Fund pays distributions of $0.115 per month, or approximately 6% of its NAV. [On December __, 2007, the Fund announced a monthly distribution of $____ per share payable the last day of January of 2008]. Proposal 6 asks stockholders to approve a distribution rate of 12% of the Fund's net asset value on an annual basis, subject to the Board's right to suspend, modify or terminate the policy at any time (defined above as the "Proposed Dividend Policy"). The Board will review the distribution rate under the Proposed Dividend Policy at its regularly scheduled meetings and, in the future, may take action to increase, decrease, suspend, or terminate the policy in its discretion.

A level-rate dividend policy allows a fund to provide a regular, periodic (but not assured) distribution to its common stockholders which is not dependent on the amount of income earned or capital gains realized by the fund. An equity fund, such as the Fund, is designed for investors to participate in a professionally managed portfolio of equity investments. Over the long-term, equity investments have historically provided higher total returns than fixed income investments such as bonds. However, unlike most fixed income funds, which pay stockholders a regular dividend based on the fund's investment income, equity funds generally pay only one dividend per year, consisting of a relatively small amount of net investment income and any net realized capital gains. A level-rate dividend policy permits a fund to distribute a predetermined monthly amount, regardless of when or whether income is earned or capital gains are realized. However, the practice of making distributions that exceed income earned or capital gains realized can result in a fund making distributions that consist of a return of capital. A level-rate dividend policy recognizes that many investors are willing to accept the potentially higher asset volatility of equity investments, but would prefer that a consistent level of cash distributions are available to them each month for reinvestment or other purposes of their choosing.

Furthermore, the Fund historically has traded at a discount to its NAV. In recent years, managed and level-rate distribution policies appear to have been effectively used to narrow trading discounts for closed-end funds. The Board believes that the Proposed Dividend Policy could have a similar effect on the Fund's discount. Of course there can be no assurance that the Proposed Dividend Policy will narrow the Fund's discount or, if this does occur, that it will persist over the long term.

Exemptive relief from the SEC is not required in order to continue the current level-rate dividend policy or to adopt the Proposed Dividend Policy. The Advisers have applied to the SEC for exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, which would give the Fund the option of continuing its level-rate dividend policy, but avoid its having to make the year-end net capital gains distribution. Section 19(b) of the 1940 Act limits an investment company's ability to make multiple distributions of net realized long-term capital gains each year, subject to certain exceptions contained in Rule 19b-1. Historically, investment companies that wished to implement a distribution policy requiring multiple capital gain distributions per year routinely received exemptive relief from Section 19(b). However, as of the date of this Proxy Statement, the SEC has not responded either favorably or unfavorably to the Fund's request for exemptive relief originally filed in 2004 and amended in January 2007. It is generally believed that the SEC has imposed a moratorium on granting this type of request for exemptive relief over concerns that inadequate disclosures by investment companies regarding sources of distributions (e.g., net investment income, net long-term capital gain, return of capital) have resulted in fund investors not understanding that distributions may include a return of capital and do not necessarily represent a dividend yield.

If stockholders approve the Proposed Dividend Policy, the Fund would increase its monthly dividend to common stockholders to 12% of the Fund's NAV on an annual basis. The rate of payment could be changed by the Board in its sole discretion at any time without any notice to or consent by stockholders. Further, the Proposed Dividend Policy will be subject to immediate suspension or termination at any time and for any reason at the sole discretion of the Board, without any notice to or consent by stockholders.

Advantages and Disadvantages of the Proposed Distribution Policy. The two principal advantages of a level-rate dividend policy are that it (i) will provide a regular, periodic cash distributions to Fund stockholders and (ii) may also reduce the trading discount for the Fund's common stock, thus enhancing stockholder value. Level-rate distribution payments, however, will not necessarily represent "yield" on a stockholder's investment in the Fund. Yield is generally a measure of the amount of net investment income, or earnings, that are distributed to a fund's stockholders. We do not want our stockholders to believe that the distributions under the Proposed Dividend Policy result in a "high yield", or that the Fund is a "high yield fund". Based on its expected portfolio makeup, the Fund expects substantially all of the managed distribution payments to consist of return of capital. Nonetheless, financial publications often perpetuate a misconception by characterizing managed distributions by closed-end funds as a dividend "yield", thus potentially confusing investors who are actually seeking high yield financial products.

There are certain risks and disadvantages  associated with the Proposed Dividend
Policy:

     * The Proposed Dividend Policy may impact the way in which the Fund is managed. The Advisers will not seek to invest in "high yielding" securities in furtherance of the Proposed Dividend Policy. The Fund may carry a slightly higher cash balance from time to time in order to fulfill the distribution payments. If the Fund carries higher cash balances during rising equity markets, the Fund's performance may be negatively affected relative to other equity funds. Conversely, carrying higher cash balances during declining equity markets may positively affect the Fund's performance. To avoid Internal Revenue Code and 1940 Act requirements to make distributions in excess of the Proposed Dividend Policy, the Advisers expect to manage the portfolio slightly differently than in the absence of the Proposed Dividend Policy, but in a manner consistent with the Fund's investment objective and policies as described in Proposal 3 above. For example, the Advisers may realize a loss in a security by selling it in order to offset realized capital gains, whereas, absent the Proposed Dividend Policy, the Advisers may not have realized the loss. The Advisers also may increase the Fund's position in a security with an unrealized loss, and subsequently sell the tax lot with the higher tax cost basis 31 days or more after the purchase to avoid a wash sale, leaving the Fund with approximately the same position in the security but with a lower tax cost basis. The Advisers may also purchase stock of an issuer paying an unusually large dividend and, after the stock begins trading ex-dividend, sell the stock at a loss, thereby allowing the Fund to offset gains realized on other securities sold during the year. The Advisers enter into such transactions only when they believe that there is a high probability of realizing an economic profit for the Fund. The investment strategies described above have been used by the Advisers in their management of the Boulder Funds to realize losses in an effort to be tax efficient, and may result in slightly higher portfolio turnover and transaction costs. The Advisers will not hold positions with unrealized capital gains that they believe should be sold based on their fundamental analysis of the underlying issuer. The Advisers believe it would be better to discontinue the Proposed Dividend Policy than to see unrealized gains turn into unrealized losses. The Advisers may utilize the investment strategies described above to realize capital losses in an amount sufficient to offset the Fund's realized capital gains for the fiscal year.

     * The Proposed Dividend Policy is subject to modification, suspension or termination at any time by the Board. Because the Proposed Dividend Policy will be implemented without an exemption under Section 19(b) of the 1940 Act and Rule 19b-1, the Fund must have the flexibility to modify, suspend or terminate the policy immediately if the Board deems such action to be in the best interests of the Fund and its stockholders.

          If the Fund's long term performance declines, the Board may make a corresponding reduction in the annual distribution rate under the Proposed Dividend Policy. In addition, if the Fund avails itself of the Advisers' anticipated Section 19(b) exemptive order, the SEC may impose conditions on its grant of the exemptive order requiring the Board to consider adjusting the annual distribution rate according to the Fund's performance or on a more frequent basis under certain circumstances.

     * A modification, suspension or termination of the Proposed Dividend Policy could result in a concurrent reduction or cessation of the dividend paid to common stockholders. If the Proposed Dividend Policy is suspended or terminated, the Fund may adopt the practice of distributing only net investment income and net realized capital gains at the end of its fiscal year. A modification, suspension or termination of the Proposed Dividend Policy could have the effect of abruptly creating a trading discount (if the Fund is trading at or above NAV) or widening an existing trading discount.

     * If the Fund's annual total return is less than the annual distribution, the Proposed Dividend Policy could have the effect of shrinking the assets of the Fund and thus increasing the Fund's expense ratio (i.e., the Fund's fixed expenses will be spread over a smaller pool of assets). Presently, the Board has determined that the distribution rate should generally track the Fund's average annual long term performance based on a rolling 5-year performance history. The Fund's historical rate of return has exceeded 12% (i.e., the proposed distribution rate) based on the Fund's old objective. It is unknown whether Fund's performance will continue to exceed this rate of return under the new objective. There may be interim periods where the annual distribution rate exceeds the short-term return on the Fund's NAV, which could shrink the assets of the Fund. In addition, without a Section 19(b) exemption, the Fund will have to make a year-end distribution of all net capital gain realized during the year, and such distribution could shrink the Fund's assets more quickly than would otherwise be the case under a Section 19(b) exemption (i.e., the amount of net realized capital gains could be allocated among the monthly distributions previously made under the Proposed Dividend Policy).

     * A distribution which contains a return of capital, which the Fund expects generally to be the case, will result in added record keeping for common stockholders. Return of capital is not taxable to common stockholders in the year it is paid. However, common stockholders will need to reduce the cost basis of their stock by the amount of the return of capital so that, when they sell the stock, they will have properly accounted for the return of capital. Such an adjustment will cause common stockholders' gain to be more, or their loss to be less, as the case may be. For example, if a common stockholder purchased stock in the Fund for $20.00 per share and then receives dividends from the Fund which have $1.00 per share return of capital, and then the stockholder subsequently sells his Shares for $20.50 per share, his gain will be $1.50 per Share, since he would have adjusted his cost basis downward by $1.00 per share (to $19.00 per Share). Common stockholders who hold their stock in non-taxable accounts such as IRA's will not need to make any such adjustments. Common stockholders should contact their own tax advisor if they have questions regarding the tax treatment of the distributions under the Proposed Dividend Policy.

     * Rights offerings may be used to raise funds to make distributions under the Proposed Dividend Policy. As discussed above, the Proposed Dividend Policy may have the effect of shrinking the assets of the Fund, thus increasing the Fund's expense ratio. To mitigate this impact, the Fund may, in the future and in the Board's discretion, raise assets through one or more rights offerings. A "rights offering" is the issuance of rights to existing stockholders which allow them to purchase additional shares of the Fund's common stock, often at a discount to the market price. Proceeds of any rights offering would be invested in accordance with the Fund's then investment objective and policies, although proceeds may also be used to help the Fund maintain its high rate of distribution under the Proposed Dividend Policy. Any such future rights offerings will be made in accordance with the 1940 Act.

Considerations by the Board of Directors. On behalf of the Boulder Funds, the Directors commenced their analysis of managed distribution policies in early 2004. In July 2004, the Advisers and the Boulder Funds submitted an application to the SEC for exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1. If the SEC issues an exemptive order under Section 19(b), the Fund could avail itself of the exemption, which would give the Fund the ability to continue its level-rate dividend policy and allow the Fund to allocate its year-end capital gains among the monthly distributions under the policy. This would lessen the year-end capital gains distribution the Fund would have to make outside the exemption and thus mitigate the accelerated shrinkage discussed under "Advantages and Disadvantages of the Managed Distribution Policy" above. Since the application was submitted, the Directors have held a number of discussions at regular meetings of the Boulder Funds regarding the delay in the SEC's approval of the exemptive application and alternatives available for making managed distributions in conformance with Section 19(b) and Rule 19b-1.

At the October 26, 2007 Board meeting, the Board was presented with and discussed materials concerning the Fund's level-rate distribution policy, although no action was taken at this meeting. Most recently, the Board held a special meeting on December 14, 2007, called for the purpose of considering the Proposed Dividend Policy. At this meeting, the Directors met with management of the Fund and Fund counsel to discuss the significant aspects of the Proposed Dividend Policy. At this meeting, the Board also unanimously resolved to recommend the Proposed Dividend Policy for approval by stockholders.

In considering the Proposed Dividend Policy, the Board recognized that the policy would allow the Fund to provide significant regular, periodic distributions of cash to its common stockholders which do not necessarily depend on when or whether income is earned or capital gains are realized. In addition, given (i) the Fund's persistent trading discount to NAV, (ii) the Board's prior experience with the Boulder Funds regarding the ineffectiveness of alternative measures in reducing trading discounts, and (iii) that, generally, managed distribution policies appear to have been effectively used to narrow trading discounts for closed-end funds, the Board determined that implementation of the Proposed Dividend Policy is in the best interest of the Fund and its stockholders. The Board considered the potential effects of the Proposed Dividend Policy on the management of the Fund's portfolio. The Board recognized that implementation of the Proposed Dividend Policy could have the effect of shrinking the Fund's assets and thus increasing the Fund's expense ratio. The Board also recognized the common misconception by investors in closed-end funds that funds whose distribution policies pay a high percentage of net assets are paying a "high yield". In this regard, if this Proposal is adopted by stockholders, the Board has directed Fund management to take such measures and make such disclosures so as to minimize any such misperceptions about the distributions under this Proposal. After full consideration of the foregoing factors, the Board determined that the advantages of supporting the Fund's market price and increasing stockholder value outweighed the potential risks of implementing the Proposed Distribution Policy.

A Note Regarding the Fund's Dividend Reinvestment Program. Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all common stockholders whose shares are registered in their own names will have all distributions under the Proposed Dividend Policy and any capital gain distributions (referred to collectively in this section as "dividends") reinvested automatically in additional Common Shares by The Bank of New York, as agent for the common stockholders (the "Plan Agent"), unless the stockholder elects to receive cash. An election to receive cash may be revoked or reinstated at a stockholder's option. In the case of record stockholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record stockholder as representing the total amount registered in such stockholder's name and held for the account of beneficial owners who participate in the Plan. Stockholders whose shares are held in the name of a bank, broker or other nominee should contact the nominee for details. Such stockholders may not be able to transfer their shares to another nominee and continue to participate in the Plan. All dividends to investors who elect not to participate in the Plan (or whose bank, broker or other nominee elects not to participate on the investor's behalf), will be paid in cash by check mailed, in the case of direct stockholders, to the record holder by The Bank of New York, as the Fund's dividend disbursement agent. Unless you (or your bank, broker or other nominee) elect not to participate in the Plan, the number of Common Shares you will receive as a result of a Fund dividend will be determined as follows:

     (1) If Common Shares are trading at or above their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Fund will issue new Common Shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date. Because Common Shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

     (2) If Common Shares are trading below their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per Common Share paid by the Plan Agent may exceed the market price thereof on the payment date, resulting in the purchase of fewer Common Shares than if the dividend had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next dividend. Interest will not be paid on any uninvested cash payments.

If you own Common Shares directly, you may withdraw from the Plan at any time by giving written notice to the Plan Agent; please be sure to include your name and account number. You may also rejoin the Plan later. Contact the Plan Agent at the address below for information on how to do so. If you wish, the Plan Agent will sell the Common Shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all stockholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information stockholders may need for tax records. The Plan Agent will also furnish each common stockholder with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive dividends in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares held for you under the Plan.

There is no  brokerage  charge  for  reinvestment  of your  dividends  in Common
Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends are taxed in the same manner as cash dividends. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from your broker. To change your dividend option from the Plan to cash distributions, or vice versa, call The Bank of New York at [1-800-524-4458].

Vote Required. Under applicable law, the approval of the Fund's stockholders is not required for the Fund to adopt and implement the Proposed Dividend Policy. However, the Board has elected to seek the approval of the stockholders in light of the potential disadvantages of the Proposed Dividend Policy to the Fund's stockholders. Proposal 6 therefore requires the affirmative vote of a majority of shares voting together as a single class.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2008 annual meeting of stockholders, the stockholder proposal must be received by the Fund no later than _________, 2008. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have continuously held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

Pursuant to the Fund's By-laws, at any meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be delivered to the Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 no later than 5:00 p.m., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be delivered not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

Pursuant to the Fund's By-laws, such stockholder's notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Fund which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by the immediately preceding clauses (ii) or (iii), the name and address of such stockholder, as they appear on the Fund's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice. "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Fund owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.


                             ADDITIONAL INFORMATION

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers, and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In circumstances where the vote to approve a matter is a percentage of votes cast, abstentions have no effect because they are not a vote cast. Thus, they are disregarded in determining the "votes cast" on the particular issue. [However, with respect to all the Proposals contained in this Proxy Statement, where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, an abstention will have the effect of a vote "against" the respective proposals].

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are  properly  brought  before the  Meeting,  the  persons  named in the
accompanying   form  of  proxy  will  vote  thereon  in  accordance  with  their discretion.




--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                  EXHIBIT A(1)


                           ADVISORY AGREEMENT WITH BIA

                                  EXHIBIT A(2)



                           ADVISORY AGREEMENT WITH SIA

                                  EXHIBIT A(3)


            FORM OF AUDIT COMMITTEE CHARTER FOR THE DENALI FUND INC.


                           FIRST FINANCIAL FUND, INC.
                      BOULDER GROWTH AND INCOME FUND, INC.
                         BOULDER TOTAL RETURN FUND, INC.
                              THE DENALI FUND INC.

                             AUDIT COMMITTEE CHARTER


1. The Audit Committee shall be composed entirely of directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 ("independent directors") and who are free of any other relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as Committee members. The Audit Committee Chairman shall be selected by the members of the Committee. The Audit Committee shall have at least three members, all of whom shall be financially literate. The Chairman of the Committee must have accounting or related financial management expertise, as determined by the Board in its judgment.

     At least annually, the Board of Directors shall determine whether one or more "audit committee financial experts," as such term is defined by the Securities and Exchange Commission, are members of the Committee and whether any such expert is "independent." For purposes of this finding only, in order to be considered "independent," any such expert may not, other than in his or her capacity as a member of the Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund (other than Board or committee fees). The designation of a person as an audit committee financial expert ("ACFE") shall not impose any liability greater than the liability imposed on such person as a member of the Audit Committee or the Board of Directors in the absence of such designation.

2.   The purposes of the Audit Committee are:

     (a)  to assist Board oversight of

          1.   the integrity of the Fund's financial statements

          2.   the Fund's compliance with legal and regulatory requirements

          3.   the independent auditor's qualifications and independence

          4.   the performance of the Fund's independent auditors

     (b) to prepare an audit committee report if required by the SEC to be included in the Fund's annual proxy statement;

     (c) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (d) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     (e) to determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors;

     (f) to pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 4(d) and (e) below) by such independent auditors; and

     (g) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

The Fund's independent auditors shall report directly to the Committee.

The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, notwithstanding the possibility that one or more members may be designated an ACFE. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information, including, for example, the information contemplated by paragraph 4(b), provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Fund's adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the auditors for auditing, the financial statements. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such a person as a member of the Committee, nor does it decrease the duties and obligations of the other Committee members or the Board.

The Committee shall have the appropriate resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall also have the authority to seek information, data and services from management in order to carry out its responsibilities.

3. With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

     (a) that each member of the Audit Committee is "independent" pursuant to the NYSE's governance standards or applicable law or;

     (b)  that each Audit Committee member is financially literate;

     (c) that at least one of the Committee members has accounting or related financial management expertise; and

     (d)  the adequacy of the Charter.

4. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select, retain, determine the compensation of, or terminate auditors and to oversee the work of the Fund's independent auditors (or any other public accounting firm engaged for the purpose of performing other audit, review or attestation services for the Fund) and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to any service provider, to resolve any disagreements between management and the Fund's independent auditors regarding financial reporting, to receive the auditors' specific representations as to their independence at least annually and to recommend the retention of such auditors to the independent directors for their ratification and approval;

     (b) to meet with the Fund's independent auditors, including meetings apart from management, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss critical accounting policies and practices to be used in the annual audit and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the auditor; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iv) to consider the auditors' comments with respect to the acceptability and appropriateness of the Fund's financial reporting policies, procedures and internal accounting controls, and management's responses thereto;
          (v) to review the form of opinion the auditors propose to render to the Board and shareholders; (vi) to review copies of any material written communication between the auditor and management, such as any management letter or schedule of unadjusted differences; (vii) to review the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures and to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR; (viii) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and its financial reporting; (ix) to discuss any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management; and (x) to receive disclosure from the auditor regarding all services provided by the auditor to the Fund, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Fund's annual report, to receive an update, in the 90 day period before the filing, of any changes to the previously reported information.

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors, and to consider, in consultation with management and the Fund's independent auditors, any significant changes to the Fund's tax accounting policies, including those pertaining to its qualification as a regulated investment company under the Internal Revenue Code;

     (d) to review and pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this sub-section (d) shall be presented to the full Committee at each of its scheduled meetings.

          Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

          Additionally, the Committee shall pre-approve the auditor's engagements for non-audit services with the Fund's investment advisers (each, an "Adviser") and any service providers controlling, controlled by or under common control with an Adviser ("affiliate") that provides ongoing services to the Fund in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the auditor by the Fund, an Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

          Prohibited Services - The auditor may not perform contemporaneously any of the following non-audit services for the Fund: bookkeeping or other services related to the accounting records or financial statements of the Fund; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     (e) to consider whether the provision by the Fund's auditor of non-audit services to its investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, is compatible with maintaining the auditor's independence;

     (f) to investigate any improprieties or suspected improprieties in fund operations and to establish procedures for the receipt, retention, and treatment of complaints received by the Fund with respect to accounting, internal accounting controls, or auditing matters and the confidential anonymous submission by employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;

     (g) to review the findings made in any regulatory examinations of the Fund and consult with management on appropriate responses;

     (h) to review any material violations of the Code of Ethics for the Fund and its Advisers and report the Committee's findings to the full Board with recommendations for appropriate action;

     (i) to review with the Fund's principal executive officer and/or principal financial officer in connection with their certification of Form N-CSR any significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data or material weaknesses therein and any reported evidence of fraud involving management of other employees who have a significant role in the Fund's internal controls;

     (j) to discuss with management policies and guidelines with respect to risk assessment and risk management and the system of internal control, and the steps taken to monitor and control such risks;

     (k) to meet periodically with Fund management, apart from the Fund's independent auditors;

     (l) to discuss the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

     (m) to establish hiring policies for employees or former employees of the auditor consistent with government regulations;

     (n) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality control procedures; (2) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund;

     (o)  to  review  and   evaluate   the   qualifications,   performance   and
          independence of the lead partner of the auditors;

     (p) to assure the regular rotation of the lead audit partner and the reviewing partner, and to consider whether there should be regular rotation of the audit firm itself;

     (q) to review and discuss the Fund's audited and unaudited financials statements with management and, in the case of the audited financial statements, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

     (r) to cause the preparation of any report or other disclosures required by the New York Stock Exchange or the Securities and Exchange Commission;

     (s) to oversee the Fund's compliance with 1940 Act asset coverage tests and coverage tests under applicable rating agency guidelines and the Fund's Articles Supplementary, as amended or supplemented from time to time; and

     (t) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5. The Fund's independent auditors are ultimately accountable to the Audit Committee, as representatives of the Board of Directors and the shareholders of the Fund, and the Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (as well as to nominate the independent auditors to be proposed for shareholder approval, if necessary), subject to ratification and approval of the independent directors of the Fund. The Committee will ensure that the Fund's independent auditors submit to the Audit Committee, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Fund and its service providers. The Committee will actively engage in a dialogue with the Fund's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and will consider recommending that appropriate action be taken by the Board of Directors to ensure the independence of the independent auditors.

6. The Committee shall meet at least twice annually, which shall include separate executive sessions as the Committee may deem appropriate, and is empowered to hold special meetings as circumstances require. The Committee shall submit the minutes of all of its meetings to, or discuss the matters discussed at each meeting with, the Board of Directors.

7. The Committee shall regularly meet with the Treasurer of the Fund and with internal auditors, if any, for the Fund's Advisers and/or administrator to review and discuss matters relevant to the Committee's duties and responsibilities.

8. The Committee shall be responsible for reviewing any required description of the Committee in the Fund's annual reports or proxy statements.

9. The Committee will periodically assess the independence of its members and will evaluate its performance under the Charter annually.

10. The Committee will also serve as the Qualified Legal Compliance Committee. The following procedures are designed to implement the Standards of Professional Conduct for Attorneys pursuant to the Sarbanes-Oxley Act of 2002.

          Provision of Information to Outside Counsel and Service Providers. To assist attorneys employed by law firms retained by the Funds or service providers engaged by the Funds, the chief executive officer of each Fund (the "CEO") must send a notice to each such law firm and service provider providing contact information with respect to each Fund's Legal Compliance Committee Chairperson. The CEO must send a similar notice to each law firm and service provider when the information provided in the most recent notice sent to such law firm or service provider has changed.

          Investigations and Responses. Upon receiving a report of evidence of a material violation from an attorney employed by a law firm or service provider, the CEO shall (i) record receipt of the report and (ii) report the matter promptly to the Legal Compliance Committee (the "Committee"). Upon receiving a report of evidence of a material violation from an attorney employed by a law firm or service provider or from the CEO, the Committee shall (i) record the Committee's receipt of the report, (ii) inform the Fund's CEO of the report (other than those received from the and (iii) determine whether an investigation of a material violation is necessary or appropriate. In determining whether an investigation is necessary or appropriate, the Committee shall consider such factors as it considers appropriate under the circumstances, which may include the seniority of the alleged wrongdoer, the seriousness of the alleged violation and the credibility of the allegation. If the Committee determines that an investigation is necessary, the Committee must (A) notify the Fund's Audit Committee or the Board of Directors, (B) initiate an investigation and (C) retain additional expert personnel as it deems necessary. The Committee shall have the discretion to engage auditors, counsel or other experts to assist in the investigation of any report and in the analysis of results.

          (a) Investigations. If the Committee deems it necessary, the Committee may direct outside counsel to conduct a preliminary internal investigation to determine whether the reported material violation has occurred, is ongoing or is about to occur. The Committee may direct employees of the Funds' investment advisers or administrators or any officer(s) of the Funds to assist outside counsel. If Fund counsel is the reporting counsel, Fund counsel nonetheless may be engaged to conduct the preliminary internal investigation. If Fund counsel is the reporting counsel, Fund counsel may decline to lead the preliminary internal investigation and may recommend that the Fund seek alternative counsel for purposes of conducting such investigation. Any investigation may be conducted by the relevant Fund's CEO or chief legal officer (or the equivalent thereof) if such officer is not the reporting attorney and is not the subject of the alleged violation described in the report.

          (b) Responses. At the conclusion of any investigation, the Committee, by majority vote, shall recommend that the relevant Fund implement an appropriate response to evidence of a material violation. What constitutes an appropriate response will depend on whether the Committee determines, on the basis of the facts and circumstances, that a material violation has occurred, is ongoing or is about to occur.

               Unless the Committee reasonably believes that no material violation has occurred, is ongoing or is about to occur, the Committee shall take all reasonable steps to cause the Funds to adopt an appropriate response. If the preliminary internal investigation is performed by outside counsel, such counsel may recommend a proposed response for adoption by the Committee.

               Determination: No Violation. The Committee may determine that no material violation has occurred, is ongoing or is about to occur. That determination must be made on the basis that the Committee "reasonably believes" that no material violation has occurred, is ongoing or is about to occur. "Reasonably believes" means that the Committee "believes the matter in question and that the circumstances are such that the belief is not unreasonable."

               Determination: Material Violation Has Occurred, Is Ongoing or Is About to Occur. If the Committee reasonably believes that a material violation has occurred, is ongoing or is about to occur, the following responses should be considered:.

               (1) A Material Violation Has Occurred If the Committee reasonably believes that the reported material violation has already occurred, the Committee should seek to remedy or otherwise address the material violation. The Committee should explore what steps would be necessary or appropriate to reduce the likelihood of a recurrence of the material violation. The Committee should consider recommending that sanctions be imposed in connection with the violation. Disclosure to the public or to the SEC should be considered, depending on the nature of the violation and other relevant factors.

               (2) A Material Violation Is Ongoing If the Committee reasonably believes that the reported material violation is ongoing, the Committee should seek to take or recommend steps, measures and/or sanctions that are designed to (i) stop any material violations that are ongoing, (ii) remedy or otherwise appropriately address the portion of the material violation that has already occurred, and (iii) reduce the likelihood of a recurrence of the material violation. Disclosure to the public or to the SEC should be considered, depending on the nature of the violation and other relevant factors.

               (3) A Material Violation Has Yet to Occur If the Committee reasonably believes that the reported material violation has not yet occurred, the Committee should seek to take or recommend steps and/or measures to prevent the reported material violation from occurring. Depending on the circumstances of the impending violation, actions to address potential future violations, including sanctions, should be considered. In unusual circumstances, disclosure to the SEC may also be appropriate. The Committee may retain outside counsel, which may be Fund counsel, to undertake a review of the reported evidence of a material violation in order to assist the Committee in determining what remedial measures would be appropriate under the circumstances.

               Other  Action.   The  Committee  shall  have  the  authority  and
               responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC, in the event a Fund fails in any material respect to implement a recommendation that the Committee has made within a reasonable period of time.

          (c). Reporting and Recordkeeping. The Committee shall inform the relevant Fund's CEO and chief legal officer (or the equivalent thereof) and the Board of Directors of the results of any investigation of a report of a material violation and any appropriate remedial measures to be adopted. The Committee or its delegate shall prepare, or cause to be prepared, a memorandum reflecting (i) the information developed in any internal investigation, (ii) any remedial recommendation made by the Committee or by outside counsel retained to review any report of a material violation and (iii) any remedial actions taken. The Committee should review these records periodically to determine whether there are any patterns of activity or violations that have emerged.

          (d). Protection  of  Reporting  Attorneys.  The  Committee  shall  not retaliate, and shall not tolerate any retaliation by Fund management or any other person or group, directly or indirectly, against anyone who, in good faith, reports evidence of a material violation or provides assistance to the Committee or any other person or group, including regulatory authorities, investigating a report. The Committee shall seek to maintain the confidentiality of any person who submits a report and who asks that his or her identity remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a report anonymously.

          Oversight Responsibilities. The Committee will undertake an annual review of these Procedures and the reporting and investigation systems to determine whether they are functioning properly. The Boards of Directors of the Funds have reviewed and adopted these Procedures. The Boards of Directors will review these Procedures periodically to assure that they appropriately address then-existing requirements for attorney up-the-ladder reporting.

11. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

12. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all the members of the Board, including a majority of the "non-interested" Board members (within the meaning of the Investment Company Act of 1940, as amended).

13. The Chief Executive Officer ("CEO") of the Fund shall certify to the Audit Committee of the Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

14. (a) The Fund shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 3 above.

     (b) The CEO of the Fund shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund's annual report to shareholders. If the CEO of the Fund provides notice to the NYSE upon receipt of any report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the Fund.

                                      PROXY


                              THE DENALI FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of The Denali Fund Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Rainer L.C. Frost, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Special Meeting of Stockholders (the "Special Meeting") to be held at 2344 Spruce Street, Suite A, Boulder, Colorado at 9:00 a.m. Mountain Standard Time (local time), on February ___, 2008, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Please refer to the Proxy Statement for a discussion of the Proposals.


------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
             To approve or disapprove the proposed  investment  advisory  FOR____     AGAINST___         ABSTAIN ___
 1.          agreement with Boulder Investment Advisers, L.L.C.
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
             To approve or disapprove the proposed  investment  advisory  FOR___      AGAINST ___        ABSTAIN ___
2.           agreement with Stewart Investment Advisers
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

3.           To approve or  disapprove  changing  the Fund's  investment  FOR ___     AGAINST ___        ABSTAIN ____
             objective and  reclassifying  the  investment  objective as non-fundamental
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

4.           To  approve  or  disapprove   elimination   of  the  Fund's  FOR ___     AGAINST ___        ABSTAIN ___
             fundamental  policy of  investing  greater  than 25% of its assets in the real estate industry
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

5.           To  approve  or  disapprove  an  amendment  to  the  Fund's  FOR ___     AGAINST ___        ABSTAIN ___
             Charter to permit a majority of the Fund's  stockholders to effect certain actions by written consent.
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

6.           To approve or disapprove a level rate  dividend  policy for  FOR ___     AGAINST ___        ABSTAIN ___
             the Fund
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------

                                                               [AMPS PROXY CARD]



                                      PROXY


                              THE DENALI FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Auction Preferred Stock ("AMPS") of The Denali Fund Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen
C. Miller, Carl D. Johns, and Rainer L.C. Frost, or any of them as proxies for the undersigned, with full powers of substitution in each of them, to attend the Special Meeting of Stockholders (the "Special Meeting") to be held at 2344 Spruce Street, Suite A, Boulder, Colorado at 9:00 a.m. Mountain Standard Time (local time), on February ____, 2008, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1AND 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
             To approve or disapprove the proposed  investment  advisory  FOR____     AGAINST___         ABSTAIN ___
 1.          agreement with Boulder Investment Advisers, L.L.C.
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
             To approve or disapprove the proposed  investment  advisory  FOR___      AGAINST ___        ABSTAIN ___
2.           agreement with Stewart Investment Advisers
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

3.           To approve or  disapprove  changing  the Fund's  investment  FOR ___     AGAINST ___        ABSTAIN ____
             objective and  reclassifying  the  investment  objective as non-fundamental
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

4.           To  approve  or  disapprove   elimination   of  the  Fund's  FOR ___     AGAINST ___        ABSTAIN ___
             fundamental  policy of  investing  greater  than 25% of its assets in the real estate industry
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

5.           To  approve  or  disapprove  an  amendment  to  the  Fund's  FOR ___     AGAINST ___        ABSTAIN ___
             Charter to permit a majority of the Fund's  stockholders to effect certain actions by written consent.
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

6.           To approve or disapprove a level rate  dividend  policy for  FOR ___     AGAINST ___        ABSTAIN ___
             the Fund
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.



Signature:
                   -------------------------

Date:
                   -------------------------
Signature:
                   -------------------------

Date:
                   -------------------------